UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒     Preliminary Proxy Statement
☐Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to §240.14a-12
KIORA PHARMACEUTICALS, INC.

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐Fee paid previously with preliminary materials:
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A-6(i)(1) and 0-11

KIORA PHARMACEUTICALS, INC.
332 Encinitas Boulevard, Suite 102
Encinitas, CA 92024

March 25, 2024
Dear Stockholder:

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Kiora Pharmaceuticals, Inc. (“Kiora”) to be held on Wednesday, May 1, 2024 at 10:00 a.m. Pacific Time, at the offices of Kiora at 332 Encinitas Boulevard, Suite 102, Encinitas, California 92024.
Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet, by mailing a proxy card, by telephone, or in person at the Annual Meeting. Please review the instructions on the Notice or on the proxy card regarding your voting options.
Thank you for your ongoing support of Kiora. We look forward to your participation our Annual Meeting.

Sincerely,

/s/ Brian M. Strem, Ph.D.

Brian M. Strem, Ph.D.
President and Chief Executive Officer

KIORA PHARMACEUTICALS, INC.
332 Encinitas Boulevard, Suite 102
Encinitas, CA 92024
(858) 224-9600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 1, 2024

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kiora Pharmaceuticals, Inc. (the “Company”) will be held on Wednesday, May 1, 2024, at 10:00 a.m. Pacific Time at the offices of the Company located at 332 Encinitas Boulevard, Encinitas, California 92024, for the following purposes:
1.To elect two director nominees as Class III Directors, nominated by the board of directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2027 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;
2.To approve an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”);
3.To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 150,000,000;
4.To approve an amendment to the Company's Restated Certificate of Incorporation to adjust voting requirements for certain future amendments;
5.To approve the Company's 2024 Equity Incentive Plan;

6.To approve, as contemplated by Nasdaq Listing Rule 5635, the issuance of up to 49,374,590 shares of the Company’s common stock upon the exercise of Tranche A Warrants and Tranche B Warrants issued in a private placement completed in February 2024;
7.To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement;
8.To ratify of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
9.To consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals at the time of the Annual Meeting; and
10.Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The board of directors has fixed the close of business on March 20, 2024 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.
In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.
The board of directors of Kiora Pharmaceuticals, Inc. recommends that you vote your shares as follows:
•“FOR” the election of the nominees of the board of directors as directors of Kiora Pharmaceuticals, Inc.'
•"FOR" the proposal to approve the Reverse Stock Split;
•"FOR" the proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 150,000,000;
•"FOR" the proposal to approve an amendment to the Company's Restated Certificate of Incorporation to adjust voting requirements for certain future amendments;
•"FOR" the proposal to approve the Company's 2024 Equity Incentive Plan;
•"FOR the proposal to approve, as contemplated by Nasdaq Listing Rule 5635, the issuance of up to 49,374,590 shares of the Company’s common stock upon the exercise of Tranche A Warrants and Tranche B Warrants issued in a private placement completed in February 2024;
•“FOR” the proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement;
•“FOR” the proposal to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•"FOR" the proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals at the time of the Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Wednesday, May 1, 2024: The Proxy Statement and 2023 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

By order of the board of directors,

/s/ Brian M. Strem,Ph.D.

Brian M. Strem, Ph.D.
President and Chief Executive Officer

Encinitas, California
March 25, 2024

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

KIORA PHARMACEUTICALS, INC.
Notice of 2024 Annual Meeting of Stockholders and Proxy Statement
Table of Contents

Page
Proxy Statement	1
Proposal 1: Election of Directors	4
Information Regarding Directors	5
Information Regarding the Board of Directors and its Committees	9
Report of the Audit Committee	14
Executive Officers	15
Executive Compensation	16
Pay Versus Performance	23
Director Compensation	27
Security Ownership of Certain Beneficial Owners and Management	29
Equity Compensation Plan Information	31
Transactions With Related Persons	32
Expenses of Solicitation	33
Submission of Stockholder Proposals for the 2023 Annual Meeting	34
Submission of Securityholder Recommendations for Director Candidates	35
Stockholder Communications with the Board of Directors	37
Proposal 2: Approval of an Amendment of our Restated Certificate of Incorporation to Effect a Reverse Stock Split	38
Proposal 3: Approval of an Amendment of our Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock to 150,000,000	46
Proposal 4: Approval of an Amendment of our Restated Certificate of Incorporation to Adjust Voting Requirements for Certain Future Amendments	48
Proposal 5: Approval of the Kiora Pharmaceuticals, Inc. 2024 Equity Incentive Plan	50
Proposal 6: Approval of the Issuance of Up To 49,374,590 Shares of Common Stock Upon the Exercise of Warrants	58
Proposal 7: Non-Binding Advisory Vote on the Compensation of Named Executive Officers	61
Proposal 8: To Ratify of the Appointment of Haskell & White LLP as the Company’s Independent Registered Public Accounting Firm	62
Change in Independent Registered Public Accounting Firm	63
Independent Registered Public Accounting Firm Fees	64
Proposal 9: To Approve the Adjournment of the Annual Meeting in Order to Solicit Additional Proxies If There Are Not Sufficient Shares to be Voted In Favor of Any of the Foregoing Proposals at the Time of the Annual Meeting	65
Multiple Stockholders Sharing the Same Address	66
Other Matters	66
Proxy Card	2
Appendix A - Kiora Pharmaceuticals, Inc. 2024 Equity Compensation Incentive Plan	A-1
Appendix B - Certificate of Amendment to Restated Certificate of Incorporation for Reverse Stock Split	B-1
Appendix C - Form of Certificate of Amendment to Restated Certificate of Incorporation for Increase in Authorized Shares	C-1
Appendix D - Form of Certificate of Amendment to Restated Certificate of Incorporation for Voting Thresholds	D-1

i

KIORA PHARMACEUTICALS, INC.
332 Encinitas Boulevard, Suite 102
Encinitas, CA 92024
(858) 224-9600

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Wednesday, May 1, 2024
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Kiora Pharmaceuticals, Inc. (the “Company” or “we”) for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 1, 2024, at 10:00 a.m. Pacific Time, at the offices of the Company located at 332 Encinitas Boulevard, Encinitas, California 92024, and any adjournments or postponements thereof. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:
1.The election of two director nominees as Class III directors, nominated by the board of directors (or the “board”), for a three-year term, such term to continue until the annual meeting of stockholders in 2027 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;
2.The approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of the shares of our common stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the "Reverse Stock Split");
3.The approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 150,000,000;
4.The approval of an amendment to the Company's Restated Certificate of Incorporation to adjust voting requirements for certain future amendments;

5.The approval of the Company's 2024 Equity Incentive Plan;
6.The approval, as contemplated by Nasdaq Listing Rule 5635, of the issuance of up to 49,374,590 shares of the Company’s common stock upon the exercise of Tranche A Warrants and Tranche B Warrants issued in a private placement completed in February 2024;
7.The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;
8.To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
9.The approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals at the time of the Annual Meeting; and
10.Such other business as may properly come before the Annual Meeting and any postponements thereof.
The Notice of Annual Meeting, Proxy Statement and Proxy Materials are first being mailed to stockholders of the Company on or about March 25, 2024, in connection with the solicitation of proxies for the Annual Meeting. The board of directors has fixed the close of business on March 20, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 26,256,197 shares of Common Stock outstanding. As of the Record Date, there were approximately 60 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.
The presence, in person or by proxy, of holders of at least one third of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.
With respect to the election of two Class III directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. Votes may be cast for the directors or withheld. In a plurality election, votes may only be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of “FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.
Approval of Proposal Nos. 2 and 3 requires the affirmative vote of the majority of the outstanding shares of common stock entitled to vote in the election of directors. Abstentions will have the effect of a vote against this proposal. The failure of a holder of record to vote will also have the effect of a vote against this proposal. While we anticipate that brokers will have discretionary authority to vote on these proposals in the absence of instructions from beneficial holders and thus there should be no broker non-votes, if a broker chooses not to exercise discretionary voting, it will have the effect of a vote against the proposal. Accordingly, it is critical that all holders vote on Proposal Nos. 2 and 3.
Approval of Proposal No. 4 requires the affirmative vote of two-thirds of the outstanding shares of common stock entitled to vote in the election of directors. Abstentions will have the effect of a vote against this proposal. The failure of a holder of record to vote will also have the effect of a vote against this proposal. Broker non-votes will have the effect of a vote against the proposal. Accordingly, it is critical that all holders vote on Proposal No. 4.
Approval of Proposal Nos. 5, 6, 7, 8 and 9 requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on those proposals and thus, will have the same effect as a vote “against” such proposals. Broker non-votes will have no effect on the outcome of Proposal Nos. 5, 6, 7, 8 and 9.
The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting in person. Any record holder as of the Record Date may attend the Annual Meeting and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
Our board of directors recommends an affirmative vote on all proposals specified in the notice for the Annual Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in accordance with the board of directors’ recommendations.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Wednesday, May 1, 2024: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS
The board of directors of the Company currently consists of seven members and is divided into three classes of directors, with two directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting to succeed the directors of the same class whose terms are then expiring.
At the Annual Meeting, two Class III directors, nominated by the board of directors, will stand for election to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal.
At the recommendation of the nominating and corporate governance committee, the board of directors has nominated David Hollander, MD, MBA and Erin Parsons, for election as the Class III directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of David Hollander, MD, MBA and Erin Parsons. The nominees have agreed to stand for election and, if elected, to serve as a directors. However, if any such person nominated by the board of directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the nominating and corporate governance committee and the board of directors may recommend.

Vote Required
Directors are elected by a plurality of the votes cast, which means the three Class III director nominees receiving the most votes will be elected.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: DAVID HOLLANDER, MD, MBA AND ERIN PARSONS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS
Set forth below is certain information regarding the directors of the Company based on information furnished to the Company by each director. The biographical description below for each director includes his/ her age, all positions he/she holds with the Company, his/her principal occupation and business experience over the past five years, and the names of other publicly-held companies for which he/she currently serves as a director or has served as a director during the past five years. The biographical description below for each director also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the board of directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our board.
The board of directors has determined that the director nominees and all the incumbent directors listed below are “independent” as such term is currently defined by applicable Nasdaq rules, except for
Dr. Strem, who is also an executive officer of the Company, and Aron Shapiro. The following information is current as of March 15, 2024, based on information furnished to the Company by each director:

Directors of Kiora Pharmaceuticals, Inc.

Name	Age	Position with the Company	Director Since
Class I Directors – Term expires 2025
Brian M. Strem, Ph.D	44	President, CEO and Director	July 2021
Carmine Stengone(2)(3)	48	Director	August 2023
Class II Directors – Term expires 2026
Kenneth Gayron(1)(3)	54	Director	April 2021
Aron Shapiro	46	Director	April 2021
Praveen Tyle, Ph.D.(1)(3)	64	Chairman	June 2008
Class III Directors – Term expires 2024
David Hollander, MD, MBA(2)	49	Director	December 2021
Erin Parsons(2)(1)	48	Director	January 2022

(1)Member of the compensation committee
(2)Member of the nominating and corporate governance committee
(3)Member of the audit committee

Nominees for Class III Director — Term expires 2024
David Hollander, MD, MBA, Director, has served as a director since December 2021. Dr. Hollander is the Chief Medical Officer of Revance Therapeutics, Inc. and has served in this capacity since October 2022. Previously, Dr Hollander served as the Chief Research and Development Officer of Aerie Pharmaceuticals, Inc. between November 2019 and October 2022. Dr. Hollander began his career in industry in 2006 at Allergan as a Medical Director of Ophthalmology where he also held a number of leadership roles including Vice President of Eye Care for U.S. Medical Affairs, Vice President and Head of Eye Care for Global Medical Affairs, as well as Therapeutic Area Head in Clinical Development for Anterior Segment and Consumer Eye Care. During this time, Dr. Hollander continued to see patients and instruct residents and fellows in cataract surgery and corneal transplantation. Dr. Hollander previously served as Chief Medical Officer of Ora, Inc., the leading ophthalmic Contract Research Organization, from April 2016 to November 2019. While at Ora, Dr. Hollander oversaw medical operations across pharmaceutical and device clinical development, preclinical studies, as well as research and development into new regulatory endpoints, most notably the development of novel mobility courses for evaluating treatments for inherited retinal diseases. Dr.

Hollander received his B.S. in chemistry with honors and distinction from Stanford University, and earned his medical degree at the University of Pennsylvania School of Medicine. Dr. Hollander also obtained an M.B.A. in Health Care Management from the Wharton School at the University of Pennsylvania.
We believe Dr. Hollander’s qualifications to sit on our board of directors include his clinical, research and operational experience with a variety of ophthalmology companies.
Erin Parsons, Director, has served as a director since February 2022. Ms. Parsons was the Founder of Parsons Medical Communications, LLC, an agency providing scientific and strategic consulting to small and large companies in the ophthalmic space, since its founding in 2010, where she served as Managing Director and previously served as President from February 2010 through September 2022. In September 2022, Fingerpaint Group, a full-service health and wellness agency, acquired Parsons Medical Communications. Ms. Parsons has served as a member of the board of directors of Alimera Sciences, Inc. (Nasdaq: ALIM), a pharmaceutical company concerned with retinal health and vision, since December 2021. Ms. Parsons received a BS in Biology from Wake Forest University.
We believe Ms. Parsons’ qualifications to sit on our board of directors include her extensive consulting experience with ophthalmology companies.

Class I Directors — Term expires 2025
Brian M. Strem, Ph.D., President, Chief Executive Officer and Director, has served in those positions since July 23, 2021. Dr. Strem co-founded Bayon Therapeutics, which designed B-203, a potential vision- restoring small molecule which acts as a ‘molecular photoswitch’ specifically designed to restore vision in patients with inherited and age-related degenerative retinal diseases. Kiora acquired Bayon Therapeutics in October 2021. Dr. Strem was Managing Director of Bayon from March 2020 until the acquisition. Dr. Strem is a co-founder of Okogen, Inc., a development stage ophthalmic company focused on a novel therapeutic for the treatment of viral infections of the eye, and served as its CEO from May 2015 through July 2021 and remains as a Board Director. Prior to founding Okogen, Dr. Strem worked at Sound Pharmaceuticals, Inc., Allergan, Inc. and Shire, Plc, where he was responsible for business development and corporate strategy in ophthalmology, otology and regenerative medicine. Dr. Strem began his career at Cytori Therapeutics with elevating roles within the commercial and research and development departments. Dr. Strem received a BS in bioengineering from Cornell University and a Ph.D. in biomedical engineering from the University of California, Los Angeles.
We believe Dr. Strem’s qualifications to sit on our board of directors include his executive leadership and business development experience and focus on corporate strategy.
Carmine Stengone, Director, has served as a director since August 2023. Mr. Stengone is currently President, Chief Executive Officer and a member of the board of directors for Contineum Therapeutics, Inc. Previously, he served as Senior Vice President, Business Development for COI Pharmaceuticals (now Avalon BioVentures Accelerator), and a member of its investment committee, where he helped co-found six new biopharmaceutical companies. While with Avalon Ventures, Carmine served as President and Chief Executive Officer of Avelas Biosciences, Inc. He also served as Vice President of Corporate Development for Afraxis Holdings, Inc. and co-founder and CEO of Afraxis, Inc., a spin-out company from Afraxis Holdings. Earlier in his career, he held positions of increasing responsibility with Phenomix Corporation, Anadys Pharmaceuticals, Inc., and Johnson & Johnson. Carmine received his MBA from the Johnson Graduate School of Management at Cornell University and his M.S. and B.S degrees in chemistry from Duke University and Wake Forest University, respectively.
We believe Mr. Stengone's qualifications to sit on our board of directors include his executive leadership experience, including over 20 years of experience as an executive in the life science industry where he has in founded, operated, financed, transacted and negotiated strategic alliances for the companies he has served.

Class II Directors — Term expires in 2026
Kenneth Gayron, Director, has served as a director since April 2021. Mr. Gayron has served as Chief Financial Officer and Executive Vice President of Avid Technology, Inc., a leading technology provider for the media and entertainment industry, from May 2018 until November 2023. Mr. Gayron previously served as CFO and interim CEO for Numerex Corporation, a single source, leading provider of managed enterprise solutions enabling the Internet of Things, from March 2016 to February 2018. Prior to his tenure with Numerex, Mr. Gayron served as CFO of Osmotica Pharmaceutical Corp., a global specialty pharmaceutical company, from October 2013 to February 2016. Prior to Osmotica, Mr. Gayron acted as Vice President — Finance and Treasurer for Sensus, Inc., a global smart grid communications company, from February 2011 until September 2013. From April 2009 until January 2011, Mr. Gayron served as Treasurer of Nuance Communications, a software/services company. From 1992 until 2009, Mr. Gayron held positions of increasing responsibility with investment banks, including UBS, Bank of America and CIBC. Mr. Gayron received a BS in Finance from Boston College and an MBA from Cornell University.
We believe that Mr. Gayron’s qualifications to sit on our board of directors include his executive leadership experience, financial experience and track record for enhancing operational capabilities to drive growth.
Aron Shapiro, Director, has served as a director since April 2021. Mr. Shapiro has served in positions of increasing responsibility at Ora, Inc., the world’s leading full-service ophthalmic drug and device development firm, since July 1999, most recently serving as Senior Vice President and Partner, Asset Development and Partnering since August 2019, as Senior Vice President and Chief Commercial Officer between August 2017 and August 2019, and as Vice President between October 2010 and August 2017. At Ora, Mr. Shapiro is responsible for investment and strategic partnering was previously responsible for worldwide business development and sales activities. Mr. Shapiro received a BS in Biological Chemistry from Bates College.
We believe that Mr. Shapiro’s qualifications to sit on our board of directors include his extensive clinical-regulatory strategy and business development experience in the ophthalmology space.
Praveen Tyle, Ph.D., Director, has served as a director since June 2008. Since April 2023, Dr. Tyle has served as founder of Potens Pharmaceuticals. From April 2021 to April 2023, Dr. Tyle has served as President, CEO and member of the board of directors of Invectys, Inc. and Invectys USA, Inc., a biopharmaceutical company focused on the development of innovative immunotherapy approaches to treat cancer. From May 2016 to April 2021, Dr. Tyle has served as Executive Vice President of Research and Development of Lexicon Pharmaceuticals. Dr. Tyle was previously a member of the executive management team at Osmotica Pharmaceutical Corp., serving as President, CEO and member of the board of directors from January 2013 through April 2016 and as Executive Vice President and Chief Scientific Officer from August 2012 to December 2012. He is also a member of the boards of directors of Orient EuroPharma Co., Ltd. of Taiwan. and of Skye Bioscience, Inc. (OTC: SKYE), a biopharmaceutical company developing synthetic cannabinoid molecules to treat glaucoma and other diseases. Dr. Tyle has nearly 38 years of experience in the pharmaceutical industry with the majority of his tenure in senior executive leadership positions in areas of research and development, manufacturing, quality, business development and operations. Prior to joining Osmotica Pharmaceutical Corp., Dr. Tyle served as Executive Vice President (from January 2012 to August 2012) and Chief Scientific Officer (from October 2011 to August 2012) for the United States Pharmacopeia, or USP. Prior to joining USP, Dr. Tyle from 2008 to 2011, served as the Senior Vice President and Global Head of Business Development and Licensing at Novartis Consumer Health from March 2009 to September 2011. At Novartis Consumer Health, Dr. Tyle also served as Senior Vice President & Global Head of Research and Development from March 2009 to February 2010. Dr. Tyle holds a doctorate in pharmaceutics and pharmaceutical chemistry from the Ohio State University and a BS in Pharmacy (honors) from the Institute of Technology, Banaras Hindu University in India.

We believe Dr. Tyle’s qualifications to sit on our board of directors include his executive research and development leadership experience and significant mergers and acquisitions and business development and licensing experience.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
During the year ended December 31, 2023, our board of directors held five meetings. Each of the directors attended at least 75% of the total number of meetings of the board of directors and of the committees of which he or she was a member. The board of directors encourages directors to attend in person the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the board of directors typically schedules a regular meeting of the board of directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders.

Board Leadership Structure
On July 26, 2021, Dr. Strem was appointed by our board of directors as our President and Chief Executive Officer. On January 31, 2022, Mr. Chaney resumed his position as non-executive chairman of the board. On September 20, 2023, Mr. Chaney resigned from the board, and Praveen Tyle was appointed as our non-executive chairman of the board.
The non-employee directors meet regularly in executive sessions outside the presence of management. Mr. Chaney serves as the chairman of the board of directors. Among other things, the chairman provides feedback to the Chief Executive Officer on executive sessions and facilitates discussion among the independent directors outside of meetings of the board of directors. The Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy. Our board of directors currently believes that separating the roles of Chief Executive Officer and chairman contributes to an efficient and effective board. Our board of directors does not have a current requirement that the roles of Chief Executive Officer and chairman of the board be either combined or separated, because the board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the board and management team. From time to time, the board will evaluate whether the roles of Chief Executive Officer and chairman of the board should be combined or separated. The board has determined that having separate roles of our Company’s Chief Executive Officer and chairman is in the best interest of our stockholders at this time.

Independent Directors
Our board of directors is currently composed of seven members. Under the published listing requirements of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within twelve months of the completion of an initial public offering. All of the members of our board except for Dr. Strem and Aron Shapiro qualify as independent directors in accordance with the published listing requirements of Nasdaq.

Classified Board
Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
•The Class I directors are Brian M. Strem, Ph.D. and Carmine Stengone, and their terms expire at the annual meeting of stockholders to be held in 2025;
•The Class II directors are Kenneth Gayron, Aron Shapiro and Praveen Tyle, Ph.D., and their terms expire at the annual meeting of stockholders to be held in 2026; and
•The Class III directors are David Hollander, MD, MBA and Erin Parsons, and their terms expire at this Annual Meeting (and, if re-elected, the annual meeting of stockholders to be held in 2027)

The authorized number of directors may be changed only by resolution of the board of directors. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management.

Role of Board in Risk Oversight Process
Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.

Board Diversity Matrix (As of March 20, 2024)

Total Number of Directors	7

Part I. Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	6	—	—
Part II. Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

The board diversity matrix for 2023 can be found in our definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023.

Corporate Governance
We believe our corporate governance initiatives comply with the Sarbanes-Oxley Act and the rules and regulations of the Securities and Exchange Commission adopted thereunder. In addition, we believe our corporate initiatives comply with the rules of The Nasdaq Capital Market. Our board of directors continue to evaluate our corporate governance principles and policies.

Our board of directors have adopted a code of business conduct that applies to each of our directors, officers and employees. The code addresses various topics, including:
•compliance with applicable laws, rules and regulations;
•conflicts of interest;
•public disclosure of information;
•insider trading;
•corporate opportunities;
•competition and fair dealing;
•gifts;
•discrimination, harassment and retaliation;
•health and safety;
•record-keeping;
•confidentiality;
•protection and proper use of company assets;
•payments to government personnel; and
•reporting illegal and unethical behavior.
The code of business conduct is posted on our website. Any waiver of the code of business conduct for an executive officer or director may be granted only by our board of directors or a committee thereof and must be timely disclosed as required by applicable law. The code of business conduct has implemented whistleblower procedures that establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the audit committee.
Board Committees
Our board of directors has established an audit committee, a compensation committee and nominating and corporate governance committee, each of which operate under a charter that has been approved by our board. The directors serving as members of these committees meet the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the Sarbanes-Oxley Act and Securities and Exchange Commission rules and regulations. In addition, we believe that the functioning of these committees complies with the rules of The Nasdaq Capital Market. Each committee has the composition and responsibilities described below.
Audit Committee
Our board of directors has established an audit committee, which is comprised of Kenneth Gayron, Praveen Tyle, Ph.D. and Carmine Stengone, each of whom is a non-employee member of the board of directors. Kenneth Gayron serves as the chair of the audit committee. The audit committee met four times during 2023. The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Pursuant to the audit committee charter, the functions of the committee include, among other things:
•appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting and our disclosure controls and procedures;
•meeting independently with our registered public accounting firm and management;
•preparing the audit committee report required by Securities and Exchange Commission rules;
•reviewing and approving or ratifying any related person transactions; and
•overseeing our risk assessment and risk management policies.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission. Our board of directors has determined that Kenneth Gayron is an “audit committee financial expert” as defined by applicable Securities and Exchange Commission rules. In addition, our board of directors has also determined that Mr. Gayron has the requisite financial sophistication under applicable Nasdaq rules and regulations.

Compensation Committee
Our board of directors has established a compensation committee, which is comprised of Praveen Tyle, Ph.D., Kenneth Gayron and Erin Parsons. Erin Parsons serves as the chair of the compensation committee. The compensation committee met two times during 2023. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Pursuant to the compensation committee charter, the functions of this committee include:
•evaluating the performance of our chief executive officer and determining the chief executive officer’s salary and contingent compensation based on performance and other relevant criteria;
•identifying the corporate and individual objectives governing the chief executive officer’s compensation;
•in consultation with the chief executive officer, determining the compensation of our other officers;
•making recommendations to our board with respect to director compensation;
•reviewing and approving the terms of material agreements with our executive officers;
•overseeing and administering our equity incentive plans and employee benefit plans;
•reviewing and approving policies and procedures relating to the perquisites and expense accounts of our executive officers;
•if and as applicable, furnishing the annual compensation committee report required by Securities and Exchange Commission rules; and
•conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to our board of directors, and working with the Board in evaluating potential successors to executive officer positions.
Our board of directors has determined that each of the members of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended, or Section 162(m).

Nominating and Corporate Governance Committee
Our board of directors has established a Nominating and Corporate Governance committee, which is comprised of David Hollander, MD, MBA, Erin Parsons and Carmine Stengone. David Hollander, MD, MBA serves as the chair of the Nominating and Corporate Governance. The Nominating and Corporate Governance committee met one time during 2023. Pursuant to the Nominating and Corporate Governance charter, the functions of this committee include, among other things:
•identifying, evaluating, and making recommendations to our board of directors and our stockholders concerning nominees for election to our board, to each of the board’s committees and as committee chairs;
•annually reviewing the performance and effectiveness of our board and developing and overseeing a performance evaluation process;
•annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;
•annually evaluating adequacy of our corporate governance structure, policies, and procedures; and
•providing reports to our board regarding the committee’s nominations for election to the board and its committees.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.
The undersigned members of the audit committee of the board of directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2023 as follows:
1.The audit committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2023.
2.The audit committee has discussed with representatives of Haskell & White LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard AS 1301: Communications with Audit Committees.
3.The audit committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on
Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Submitted by the audit committee:

Kenneth Gayron, Chairman
Praveen Tyle, Ph.D.
Carmine Stengone

EXECUTIVE OFFICERS
Biographical information regarding our executive officers is set forth below. Each executive officer is elected annually by our board and serves until his or her successor is appointed and qualified, or until such individual’s earlier resignation or removal.

Name	Age	Position
Brian M. Strem, Ph.D.	44	President and Chief Executive Officer
Eric J. Daniels, MD, MBA	51	Chief Development Officer
Melissa Tosca, CPA	44	Executive Vice President of Finance

Brian M. Strem, Ph.D., President and Chief Executive Officer — Please refer to “Proposal No. 1 — Election of Directors” section of this proxy statement for Dr. Strem’s biographical information.
Eric J. Daniels, MD, MBA has served as our Chief Development Officer since October 2021. Dr. Daniels is a co-founder of Bayon. Dr. Daniels is also a co-founder of Okogen, Inc., a development stage ophthalmic company focused on a novel therapeutic for the treatment of viral infections of the eye, and served as its Chief Operating Officer from 2015 through October 2021, and remains on Okogen's Board of Directors. Dr. Daniels served as Chief Executive Officer of OccuRx, a clinical stage biotechnology company targeting microvascular disease for ocular indications, from 2020 through October 2021. Dr. Daniels is a member and Chair of the medical advisory board of Bimini, LLC, a holding company with a portfolio of performing medtech assets, and served as its Consulting Chief Medical Officer from 2014 through October 2021. Dr. Daniels previously served as Vice President — Marketing & Sales of Tensys Medical, Inc. from 2012 through 2016, and in roles of increasing responsibility at Cytori Therapeutics from 2001 through 2012. Dr. Daniels received a BS in molecular and cell biology from the University of California Berkeley, an MD from the University of California Los Angeles School of Medicine, and an MBA from the University of California Los Angeles Anderson School of Management.
Melissa Tosca, CPA has served as our Executive Vice President of Finance since September 2022. Ms. Tosca previously served as Executive Director of Finance and Corporate Treasurer for Neomorph from 2021 to 2022, where she managed the finance and accounting functions. She also served as Director of Finance and Accounting at Omniome from 2017 to 2021, building the accounting and finance infrastructure and managing financial operations. Prior to Omniome, she spent nine years at Caris Life Sciences from 2008 to 2017, serving in various leadership roles including Director of Finance and Accounting, Director of Financial Planning and Analysis and Senior Director of Sales Operations. She began her professional career in public accounting at Clifton Gunderson and later moved to Ernst & Young as an Audit Manager. Melissa is a Certified Public Accountant and holds a BS in Accounting from the University of Arizona.

EXECUTIVE COMPENSATION
We are a “smaller reporting company” under Rule 405 of the Securities Act of 1933, as amended. As a result, we have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies in accordance with Securities and Exchange Commission rules. Our named executive officers during the fiscal year ended December 31, 2023 were Brian M. Strem, Ph.D., our President and Chief Executive Officer, Eric J. Daniels, MD, MBA, our Chief Development Officer, and Melissa Tosca, our Executive Vice President of Finance. Dr. Strem was appointed as President and Chief Executive Officer on July 23, 2021. Melissa Tosca was appointed as Executive Vice President of Finance effective as of September 13, 2022.

Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers during our fiscal years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	Option Awards ($)[3]	All Other Compensation ($)	Total ($)
Brian M. Strem, Ph.D	2023	416,000	170,000	102,498	113,776	—	802,274
President and Chief Executive Officer[4]	2022	400,000	64,932	84,750	164,500	—	714,182
Eric J. Daniels, MD, MBA	2023	338,577	117,586	95,373	100,776	—	652,312
Chief Development Officer[5]	2022	350,463	21,008	67,800	107,638	—	546,909
Melissa Tosca	2023	304,479	20,000	26,292	36,704	—	387,475
Executive Vice President of Finance[6]	2022	85,385	—	16,950	30,200	—	132,535
1 The amounts in this column represent discretionary bonus payments granted by the board in the applicable fiscal year.
2 The amounts in this column represent the aggregate grant date fair value of stock awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Significant Judgments and Estimates” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with Securities and Exchange Commission rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.
3 The amounts in this column represent the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Significant Judgments and Estimates” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with Securities and Exchange Commission rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.
4 Dr. Strem was appointed as our President and Chief Executive Officer as of July 23, 2021.
5 Mr. Daniels was appointed as our Chief Development Officer as of October 21, 2021.
6 Ms. Tosca was appointed as our Executive Vice President of Finance as of September 13, 2022.

Narrative Disclosure to Compensation Tables

Employment Agreements

Brian M. Strem, Ph.D.
In connection with Dr. Strem’s appointment as President and Chief Executive Officer, on July 22, 2021, we entered into an Employment Agreement with Dr. Strem. Pursuant to the agreement, Dr. Strem receives an annual base salary of $400,000 and he is entitled to receive a performance bonus with a target of up to 50% of his annual base salary for the applicable fiscal year. Dr. Strem also received an option to purchase up to 2,500 shares of the Company’s common stock, which vested respect to one-third of the underlying shares on the one-year anniversary of the grant date, and thereafter will vest in equal monthly installments over a two-year period. Dr. Strem is also entitled to receive two further options to purchase an aggregate of up to 2,500 shares of our common stock based on the achievement of market capitalization-based milestones as set forth in his agreement. Effective January 1, 2023, Dr. Strem's annual base salary was increased to $416,000.

Eric J. Daniels, MD, MBA

In connection with Dr. Daniels’ appointment as Chief Development Officer, on October 21, 2021, we and our Australian subsidiary entered into an Employment Agreement with Dr. Daniels. Pursuant to the employment agreement, Dr. Daniels receives an annual base salary of AUD$492,000 and he is entitled to receive a performance bonus with a target of up to 40% of his annual base salary for the applicable fiscal year. Pursuant to the employment agreement, we granted Dr. Daniels an option to purchase up to 1,250 shares of our common stock. The option vested with respect to one-third of the underlying shares on the one-year anniversary of the grant date, and thereafter will vest in equal monthly installments over a two-year period. Effective January 1, 2023, Dr. Daniels' annual base salary was increased to AUD$511,680.

Melissa Tosca

In connection with Ms. Tosca’s appointment as Executive Vice President of Finance, we entered into an Offer Letter with Ms. Tosca on August 18, 2022 and effective as of September 13, 2022. Pursuant to the offer letter, Ms. Tosca receives an annual base salary of $300,000 and she is entitled to receive a performance bonus with a target of up to 25% of her annual base salary for the applicable fiscal year. Additionally, the Company granted Ms. Tosca an option to purchase up to 7,500 shares of the Company’s common stock. The option will vest with respect to one-third of the underlying shares on the one-year anniversary of the grant date, and thereafter will vest in equal monthly installments over a two-year period. Effective January 1, 2023, Ms. Tosca's annual base salary was increased to $304,479.

Change of Control
Each of our named executive officers is eligible to receive certain benefits in the event of a change in control or if his or her employment is terminated under certain circumstances, as described under “Potential Payments Upon Termination or Change in Control” below.

Equity Compensation
We grant stock options and restricted shares to our named executive officers as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our Common Stock at a price per share equal to the fair market value of our Common Stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for United States federal income tax purposes. Generally, one third of the equity awards we grant vest on the first year anniversary, with the remainder vesting in equal monthly installments over 24 months. The Company has also issued grants with a four-year vesting term, of which one-fourth of the underlying shares vested immediately, one-fourth on the one-year anniversary of the grant date and the remainder vest ratably over a 24-month period. All grants are subject to the employee’s continued employment with us on the vesting date and our board of directors has discretion to provide that granted options will vest on an accelerated basis if a change of control of our company occurs, either at the time such award is granted or afterward.

Potential Payments Upon Termination or Change in Control

Brian M. Strem, Ph.D.

Pursuant to his employment agreement, if we terminate the employment of Dr. Strem without Cause or if he resigns for Good Reason, then he would be eligible to receive:
•continued payment of base salary for 3 months, which period will be extended to 6 months if the termination date is between 18 and 36 months following his start date and will be extended to 12 months if the termination date is on or after the 36-month anniversary of his start date or if termination occurs following a Change of Control (as such term is defined in his agreement);
•a lump-sum cash payment, payable no later than the last installment of his severance, equal to 0.25 multiplied by the maximum performance bonus that he would have been eligible to receive in the year of termination, which multiple will be increased to 0.5 if the termination date is between 18 and 36 months following his start date and will be increased to 1.0 if the termination date is on or after the 36-month anniversary of his start date or if termination occurs following a Change of Control;
•payment by us of monthly premiums under COBRA for up to 3 months following termination, which period will be extended to 6 months if the termination date is between 18 and 36 months following his start date and will be extended to 12 months if the termination date is on or after the 36- month anniversary of his start date or if termination occurs following a Change of Control of us; and
•3 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination, which period will be extended to 6 months if the termination date is between 18 and 36 months following his start date and will be extended to 12 months if the termination date is on or after the 36-month anniversary of his start date.
“Cause” means (i) a willful failure to perform duties, (ii) a willful failure to comply with a valid directive of the board, (iii) engagement in dishonesty, illegal conduct, or misconduct that is materially injurious to us, (iv) embezzlement, misappropriation or fraud, (v) conviction or plea to a crime that constitutes a felony or misdemeanor involving moral turpitude, (vi) material violation of our written policies or code of conduct, or (vii) material breach of a material obligation under the employment agreement or other written agreement with us.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; or (iii) a material breach by us of his employment agreement.
Upon a Change in Control, as defined in Dr. Strem’s employment agreement, all of Dr. Strem’s outstanding unvested stock options and/or restricted stock awards would have become fully vested and immediately exercisable.

Eric J. Daniels, MD, MBA

Pursuant to his employment agreement, if we terminate the employment of Dr. Daniels’ without Cause or he resigns for Good Reason (as such terms are defined in his employment agreement), then Dr. Daniels will be eligible to receive:

•continued payment of base salary for 3 months, which period will be extended to 6 months if the termination date is on or after the 18-month anniversary of the Effective Date or if termination occurs following a Change of Control (as such term is defined in his employment agreement);

•a lump-sum cash payment, payable no later than the last installment of his severance, equal to 0.25 multiplied by the maximum performance bonus that he would have been eligible to receive in the year of termination, which multiple will be increased to 0.5 if the termination date is on or after the 18-month anniversary of the relevant effective date or if termination occurs following a Change of Control; and

•continued coverage under a private health and dental insurance plan for up to 3 months following termination, which period will be extended to 6 months if the termination date is on or after the 18-month anniversary of the relevant effective date or if termination occurs following a Change of Control.

Additionally, if we terminate Dr. Daniels’ employment without Cause or he resigns for Good Reason, then that portion of his then unvested stock options and restricted stock awards that would have otherwise become vested over the 3 month period following termination will become fully vested and immediately exercisable on the date of such termination, which period will be extended to 6 months if the termination date is on or after the 18-month anniversary of the relevant effective date. In the event that a Change of Control occurs, all of Dr. Daniels’ unvested stock options and restricted stock awards will become fully vested and immediately exercisable.

“Cause” means (i) willful failure to perform his duties, (ii) willful failure to comply with any valid directive of the board of directors, (iii) engagement in dishonesty, illegal conduct, or serious misconduct, (iv) embezzlement, misappropriation, or fraud (v) conviction or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, (vi) material violation of the employer’s written policies or codes of conduct, or (vii) material breach of any material obligation under the employment agreement, the confidentiality agreement or any other written agreement.

“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; or (iii) a material breach by us of his employment agreement.

Melissa Tosca

Pursuant to her offer letter, Ms. Tosca is not entitled to any additional consideration in the event of her termination.

Change in Control Severance Plan
On November 27, 2017, we adopted a Change in Control Severance Plan, which we amended and restated on November 26, 2019 (as amended and restated, the “Change in Control Severance Plan”). The Change in Control Severance Plan provides us with assurance that we will have the continued dedication of, and the availability of objective advice and counsel from, executives and other employees and promotes certainty and minimize potential disruption for our employees in the event we are faced with or undergo a change in control. All of our full-time employees are participants in the Change in Control Severance Plan, with the exception of Dr. Strem. Under the Change in Control Severance Plan, upon a termination of employment without Cause by us or for Good Reason by the employee (as such terms are defined in the Change in Control Severance Plan), in either case during the period starting on the date when the definitive agreement for a Change in Control (as defined in the Change in Control Severance Plan) is executed and ending on the six-month anniversary following the consummation of such Change in Control transaction, subject to the execution of a release of claims, our full-time employees (other than Dr. Strem) would be entitled to the following compensation and benefits:
•a lump sum severance payment equal to three weeks of such employee’s then-effective base salary rate for each year of service completed by the employee, subject to the following minimum and maximum amounts:
•for all participants that are executive officers or have the title of vice president or higher, a minimum amount equal to 26 weeks of base salary and a maximum amount equal to 52 weeks of base salary, and
•for all other participants, a minimum amount equal to eight weeks of base salary and a maximum amount equal to 26 weeks of base salary;
•a lump sum payment of the employee’s prorated annual incentive award for the year of termination, determined assuming achievement of target performance;
•the payment of any annual incentive that has been earned but not yet paid in respect of any performance period that has concluded as of the executive officer’s termination of employment; and
•payment of health insurance premiums under COBRA for six months following the date of termination, provided that all such premium payments will cease if the executive officer becomes entitled to receive health insurance coverage under another employer-provided plan.
In the event that any payments under the plan are subject to Section 280G of the Internal Revenue Code, such payments will be reduced, unless not reducing the amount would result in an after-tax benefit to the employee of at least 5% greater than the reduced amount. The Change in Control Severance Plan does not provide excise tax gross-ups on payments to participants.

Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.
Generally, one-third of the options and shares of restricted stock granted to our named executive officers vest on the one-year anniversary of grant, with the remaining options or shares, as applicable, vesting monthly for two years thereafter, subject to our repurchase right in the event that the executive’s service terminates before vesting in such shares. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “Employment Agreements” above.

Option Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested[7]	Option Exercise Price ($)	Option Expiration Date
Brian M Strem, Ph.D.	26-Jul-21	2,012	488	124.80	27-Jul-31
	1-Feb-22	1,143	733	30.62	1-Feb-32
	21-Oct-22	7,233	11,517	6.78	21-Oct-32
	3-Mar-23	—	10,400	3.83	3-Mar-33
	29-Sep-23	37,500	112,500	0.57	29-Sep-33

Eric J. Daniels, MD, MBA	21-Oct-21	900	350	79.60	21-Oct-31
	1-Feb-22	380	245	30.62	1-Feb-32
	21-Oct-22	5,787	9,213	6.78	21-Oct-32
	3-Mar-23	—	10,400	3.83	3-Mar-33
	29-Sep-23	31,250	93,750	0.57	29-Sep-33

Melissa Tosca, CPA	21-Oct-22	2,068	2,932	6.78	21-Oct-32
	3-Mar-23	—	1,600	3.83	3-Mar-33
	29-Sep-23	15,000	45,000	0.57	29-Sep-33
All option awards were granted under our 2014 Equity Incentive Plan, or the 2014 Plan.

Restricted Stock Awards

Name	Grant Date	Number of Shares of Units That Have Not Vested (#)[8]	Market Value of Shares or Units of Stock That Have Not Vested ($)[9]	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brian M Strem, Ph.D.	21-Oct-22	8,333	4,350	—	—
	3-Mar-23	15,600	8,143
	29-Sep-23	56,250	29,363
Eric J. Daniels, MD, MBA	21-Oct-22	6,666	3,480	—	—
	3-Mar-23	15,600	8,143
	29-Sep-23	46,875	24,469
Melissa Tosca, CPA	21-Oct-22	1,666	870	—	—
	3-Mar-23	2,400	1,253
	29-Sep-23	22,500	11,745
All restricted share awards were granted under the 2014 Plan.
7 For all grants excluding the September 29, 2023 grants, one-third of these options vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over the remaining two years, subject to continued service through each applicable vesting date. For the September 29, 2023 grants, one-fourth of the restricted shares vested on the grant date, one-fourth on the one-year anniversary, and the remainder vesting in twenty-four equal installments monthly thereafter, subject to continued service through each applicable vesting date.
8 For all grants excluding the September 29, 2023 grants, one-third of the restricted shares vest on each of the one-year, two-year and three-year anniversaries of the grant date, subject to continued service through each applicable vesting date. For the September 29, 2023 grants, one-fourth of the restricted shares vested on the grant date, and each one-year, two-year and three-year anniversaries of the grant date thereafter, subject to continued service through each applicable vesting date.
9 Based on a closing price of $0.5220 as of December 29, 2023.

Limitations of Liability and Indemnification Matters
Our restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, which prohibits our restated certificate of incorporation from limiting the liability of our directors for the following:
•any breach of the director’s duty of loyalty to us or our stockholders;
•acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•unlawful payment of dividends or unlawful stock repurchases or redemptions; or
•any transaction from which the director derived an improper personal benefit.
Our restated certificate of incorporation and our amended and restated bylaws also provide that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our restated certificate of incorporation and our amended and restated bylaws also provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our amended and restated bylaws would permit indemnification. We have obtained directors’ and officers’ liability insurance.
We entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
The above description of the indemnification provisions of our restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents.
The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

PAY VERSUS PERFORMANCE
We are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for first Principal Executive Officer (“PEO”)	Summary Compensation Table Total for second PEO	Summary Compensation Table Total for third PEO	Compensation Actually Paid to first PEO	Compensation Actually Paid to second PEO	Compensation Actually Paid to third PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)	Net Loss (thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2023	$—	$546,154	$802,274	$—	$546,154	$707,394	$519,893	$464,559	$(85)	$(12,613)
2022	$—	$381,852	$714,182	$—	$335,670	$562,515	$425,341	$318,452	$(94)	$(13,584)
2021	$581,457	$463,022	$443,981	$425,865	$324,752	$284,906	$334,156	$229,213	$(69)	$(13,771)

(1)The dollar amounts reported in columns (b), (c) and (d) are the amounts of total compensation reported for Franz Obermayr, Ph.D., our former Acting Chief Executive Officer between February 1, 2021 and July 23, 2021 (shown as first PEO), Mr. From, our former Chief Executive Officer until January 31, 2021 and Executive Chairman from February 1, 2021 through January 31, 2022 (shown as second PEO), and Dr. Strem, our President and Chief Executive Officer from July 24, 2021 to present (shown as third PEO), for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table”. For Dr. Obermayr's compensation with respect to the fiscal year ended December 31, 2021, refer to "Executive Compensation—Summary Compensation Table" from our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2022, which is incorporated herein by reference. For Mr. From's compensation with respect to the fiscal year ended December 31, 2022 and 2021, refer to "Executive Compensation—Summary Compensation Table" from our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023, which is incorporated herein by reference.

(2)The dollar amounts reported in columns (e), (f) and (g) represent the amount of “compensation actually paid” to Dr. Obermayr (shown as first PEO), Mr From (shown as second PEO) and Dr. Strem (shown as third PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Obermayr, Mr. From or Dr. Strem during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Obermayr, Mr. From and Dr. Strem’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for first PEO ($)	Exclusion of Equity Awards Reported in Summary Compensation Table (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to first PEO ($)
2023	$—	$—	$—	$—
2022	$—	$—	$—	$—
2021	$581,457	$(172,500)	$16,908	$425,865

Year	Reported Summary Compensation Table Total for second PEO ($)	Exclusion of Equity Awards Reported in Summary Compensation Table (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to second PEO ($)
2023	$546,154	$—	$—	$546,154
2022	$381,852	$—	$(46,182)	$335,670
2021	$463,022	$(57,730)	$(80,540)	$324,752

Year	Reported Summary Compensation Table Total for third PEO ($)	Exclusion of Equity Awards Reported in Summary Compensation Table (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to third PEO ($)
2023	$802,274	$(216,274)	$121,394	$707,394
2022	$714,182	$(249,250)	$97,583	$562,515
2021	$443,981	$(274,750)	$115,675	$284,906

(a)The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year for first PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for first PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for first PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for first PEO ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year for first PEO ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for first PEO ($)	Total Equity Award Adjustments for first PEO ($)
2023	$—	$—	$—	$—	$—	$—	$—
2022	$—	$—	$—	$—	$—	$—	$—
2021	$16,908	$—	$—	$—	$—	$—	$16,908

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year for second PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for second PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for second PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for second PEO ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year for second PEO ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for second PEO ($)	Total Equity Award Adjustments for second PEO ($)
2023	$—	$—	$—	$—	$—	$—	$—
2022	$—	$(16,160)	$—	$(30,022)	$—	$—	$(46,182)
2021	$9,711	$(31,914)	$—	$(58,337)	$—	$—	$(80,540)

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year for third PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for third PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for third PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for third PEO ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year for third PEO ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for third PEO ($)	Total Equity Award Adjustments for third PEO ($)
2023	$81,000	$10,484	$27,000	$2,910	$—	$—	$121,394
2022	$94,383	$1,697	$—	$1,503	$—	$—	$97,583
2021	$115,675	$—	$—	$—	$—	$—	$115,675

(3)The dollar amounts reported in column (h) represent the average of the amounts reported for our company’s named executive officers as a group (excluding the PEO's) in the “Total” column of the Summary Compensation Table in each applicable year.

(4)The dollar amounts reported in column (i) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding the PEO's), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding the PEO's) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding the PEO's) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Exclusion of Average Reported Value of Equity Awards Reported in the Summary Compensation Table for Non-PEO NEOs ($)	Average Equity Award Adjustments for Non-PEO NEOs (a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	$519,893	$(129,573)	$74,238	$464,559
2022	$425,341	$(128,331)	$21,442	$318,452
2021	$334,156	$(130,215)	$25,272	$229,213

(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2023	$49,950	$5,778	$16,650	$1,860	$—	$—	$74,238
2022	$32,665	$(6,004)	$—	$(5,219)	$—	$—	$21,442
2021	$45,572	$(5,693)	$—	$(14,607)	$—	$—	$25,272

(5)Cumulative TSR reported in column (j) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021, 2022 or 2023.

(6)The dollar amounts reported in column (k) represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)
Our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. Our net loss was approximately $(13.6) million in 2022 and approximately $(13.0) million in 2023.

Compensation Actually Paid and Cumulative TSR
As shown in the following graph, the compensation actually paid to the PEOs and the average amount of compensation actually paid to our non-PEO NEOs as a group (excluding the PEOs) during the periods presented do not have significant correlation given that a significant portion of their compensation is in the form of long-term equity awards. However, equity awards values are significantly impacted by changes in our stock price each period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

Compensation Actually Paid and Cummulative TSR
TSR
-64
-72
-80
-88
-96
Compensation
$800,000
$600,000
$400,000
$200,000
$—
12/31/21
12/31/22
12/31/23
First PEO
Second PEO
Third PEO
Average Non-PEO NEO's
Investment Value

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

REPORT OF THE COMPENSATION COMMITTEE
Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.

DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, the board of directors and the compensation committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board of directors. Brian M. Strem, Ph.D., our President and Chief Executive Officer, receives no compensation for his service as a director, and Stephen From, our former Executive Chairman, received no compensation for his service as a director.
Each independent member of our board of directors who is not our employee is entitled to receive the following cash compensation for board services, as applicable:
•$40,000 per year for service as a board member;
•$60,000 per year for service as non-executive chairman or lead independent director of the board of directors;
•$15,000 per year for service as chairman of the audit committee;
•$15,000 per year for service as chairman of the compensation committee;
•$7,500 per year for service as chairman of the nominating and corporate governance committee;
•$10,000 per year for service as non-chairman member of the audit committee;
•$7,500 per year for service as non-chairman member of the compensation committee; and
•$5,000 per year for service as non-chairman member of the nominating and corporate governance committee.
The amounts listed above will be reduced proportionally to the extent that a director attends, either telephonically or in person, fewer than 75% of the meetings of the board or committees on which such director serves, as applicable.
Each new independent non-employee member of our board of directors that is elected to our board of directors will receive a grant of non-statutory stock options under the 2014 Equity Incentive Plan. Such option will be granted following his or her initial election to the board of directors and will be a non- statutory stock option to purchase shares of Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. These initial option grants will vest with respect to one-third (1/3) of the underlying shares on the first anniversary of the applicable grant date and ratably in monthly installments over the following 24 months. For purposes of our director grant program, an independent non- employee director is a director who is not employed by us and who does not receive compensation from us (excluding the non-employee director compensation described above) or have a business relationship with us that would require disclosure under certain Securities and Exchange Commission rules, and who has been determined to be independent under applicable Nasdaq rules by our board of directors.
In addition, each non-employee director is eligible to receive an annual non-statutory stock option to purchase 8,000 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. Automatic annual grants vest in full on the one-year anniversary of the grant date.
All options granted to the non-employee directors as described above will have a maximum term of ten years.
We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

Director Compensation Table
The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2023.

Name[10,11,12]	Fees earned or paid in cash	Option awards	Total
Paul Chaney	$56,250	$27,520	$83,770
Kenneth Gayron	$62,500	$30,120	$92,620
David Hollander, MBA, MD	$47,500	$30,120	$77,620
Aron Shapiro	$40,000	$30,120	$70,120
Praveen Tyle, Ph.D	$68,125	$30,120	$98,245
Erin Parsons	$54,375	$30,120	$84,495
Carmine Stengone[13]	$20,417	$4,160	$24,577
10 Brian M. Strem, Ph.D., our President and Chief Executive Officer, is not included in this table as Dr. Strem is our employee, and thus received no compensation for his service as directors. The compensation received by Dr. Strem as an employee of the Company is shown in the Summary Compensation Table earlier in this proxy statement.
11 Based on the aggregate grant date fair value of option or stock awards granted to the director in the applicable fiscal year, computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation” excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are summarized in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Significant Judgments and Estimates” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
12 The aggregate number of option awards outstanding at our 2023 fiscal year end and held by the non-employee directors as of that date were as follows: 13,225 for Mr. Gayron, 13,225 for Dr. Hollander, 13,225 for Mr. Shapiro, 13,472 for Dr. Tyle, 13,225 for Ms. Parsons and 8,000 for Mr. Stengone.
13 Mr. Stengone was appointed to the board of directors effective August 1, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 15, 2024, by:
•each of our named executive officers;
•each of our directors and director nominees;
•all of our directors and executive officers as a group; and
•each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of (i) any shares of our Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of March 15, 2024, whether through the exercise of options, warrants or otherwise.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percent (2)
5% or Greater Stockholders
AIGH Capital Management, LLC(3)	2,300,000	9.99%
6006 Berkeley Avenue, Baltimore, MD 21209
Stonepine Capital, L.P.(4)	2,409,058	9.99%
919 NW Bond Street, Suite 204, Bend OR 97703
Lind Global Fund II, LP(5)	1,954,038	6.93%
441 Madison Avenue, Floor 41, New York, NY 10022
Lincoln Park Capital Fund, LLC(6)	4,571,061	9.99%
440 North Wells, Suite 410, Chicago, IL 60654
Named Executive Officers, Directors and Nominees (1)
Brian M. Strem, Ph.D.(7)	157,633	*
Eric Daniels, MD, MBA(8)	132,331	*
Melissa Tosca(9)	53,283	*
Carmine Stengone	—	*
Kenneth Gayron(10)	8,225	*
David Hollander, MD, MBA(11)	8,205	*
Erin Parsons(12)	8,199	*
Aron Shapiro(13)	8,225	*
Praveen Tyle, Ph.D.(14)	8,573	*
All current executive officers, directors and nominees as a group (total 9 persons)(15)	384,674	1.5%

*    Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.
(1)Unless otherwise indicated, the address of each beneficial owner listed below is c/o Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024.
(2)Based on 26,256,197 shares of Common Stock outstanding on March 15, 2024, together with the applicable options and warrants for each stockholder that are exercisable within 60 days.
(3)This information is based in part upon a Schedule 13G filed jointly by AIGH Capital Management, LLC, AIGH Investment Partners, L.L.C., and Mr. Orin Hirschman, with the Securities and Exchange Commission on February 7, 2024.

(4)This information is based in part upon a Schedule 13G filed by Stonepine Capital Management, LLC, Stonepine Capital, L.P., Jon M. Plexico, and Timothy P. Lynch, with the Securities and Exchange Commission on February 9, 2024.
(5)This information is based in part upon an amended Schedule 13G filed jointly by Lind Global Fund II LP, Lind Global Partners II LLC, and Jeff Easton, with Securities and Exchange Commission on February 13, 2024. Consists of warrants to purchase 1,954,038 shares of Common Stock. Lind Global Partners II LLC, the general partner of Lind Global Fund II LP, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund II LP. Jeff Easton, the managing member of Lind Global Partners II LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund II LP.
(6)This information is based in part upon an amended Schedule 13G filed jointly by Lincoln Park Capital Fund, LLC ("LPC Fund"), Lincoln Park Capital, LLC ("LPC"), Rockledge Capital Corporation ("RCC"), Joshua B. Scheinfeld, Alex Noah Investors ("Alex Noah), and Jonathan I. Cope, with Securities and Exchange Commission on February 14, 2024. Consists of (i) 917,500 shares of common stock; (ii) warrants to purchase 3,271,781 shares of Common Stock, and (iii) shares of Series F Convertible Preferred Stock that are convertible into 381,780 shares of Common Stock. The percentage reported as being beneficially owned by Lincoln Park Capital, LLC gives effect to the 9.99% beneficial ownership limitation contained in the warrants and preferred stock. LPC is the Managing Member of LPC Fund. RCC and Alex Noah are the Managing Members of LPC. Mr. Scheinfeld is the president and sole shareholder of RCC, as well as a principal of LPC. Mr. Cope is the president and sole shareholder of Alex Noah, as well as a principal of LPC. As a result of the foregoing, Mr. Scheinfeld and Mr. Cope have shared voting and shared investment power over the shares of Common Stock of the Issuer held directly by LPC Fund. Each of LPC, RCC, Mr. Scheinfeld, Alex Noah, and Mr. Cope may be deemed to be a beneficial owner of the shares of common stock beneficially owned directly by LPC Fund. Each of LPC, RCC, Mr. Scheinfeld, Alex Noah, and Mr. Cope disclaims beneficial ownership of the shares of Common Stock of the Issuer held directly by LPC Fund.
(7)Consists of 103,100 shares held and 54,533 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.
(8)Consists of 88,100 shares held and 44,231 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.
(9)Consists of 34,900 shares held and 18,383 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.
(10)Consists of 8,225 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.
(11)Consists of 8,205 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.
(12)Consists of 8,199 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.
(13)Consists of 8,225 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.
(14)Consists of 105 shares held and 8,468 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.
(15)Consists of (i) 226,205 shares held and (ii) 158,469 shares issuable pursuant to stock options exercisable within 60 days of March 15, 2024.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2023 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders[14]	1,042,318	$4.26	183,604
Equity compensation plans not approved by security holders	—	—	—
Total	1,042,318	$4.26	183,604

14 Consists of our 2014 Plan and our 2005 Plan.

TRANSACTIONS WITH RELATED PERSONS
The following is a description of transactions since January 1, 2023 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of $136,000 or 1% of the average of our total assets at the end of our last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our Common Stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Services Agreements
In September 2022, we entered into a services agreement and supplemental statement of work with Ora Clinical Research Pty Ltd. ("Ora"), to provide various clinical study services for KIO-301 which are estimated to total approximately $0.3 million. One of the Company's directors, Aron Shapiro, is an executive at Ora. The initial term of the agreement is for three years, expiring on the later of September 23, 2025 or the completion of all services under the last statement of work executed by the parties prior to the third anniversary. The Company incurred expenses of $0.1 million during the year ended December 31, 2023.

Bayon Therapeutics Purchase Agreement
In December 2023, in connection with the Company’s October 2021 acquisition of Bayon Therapeutics, Inc., the Company issued $0.5 million in milestone payments to former shareholders of Bayon Therapeutics, Inc., including Dr. Brian Strem, our President and CEO, and Dr. Eric Daniels, our Chief Development Officer.
All of the transactions set forth below were approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the audit committee and a majority of the members of our board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Indemnification Agreements
We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Stockholder proposals intended to be presented at our 2025 annual meeting of stockholders must be received by us on or before December 30, 2024 or, if the date of such 2025 annual meeting of stockholders changes by more than 30 days from the date of this year’s Annual Meeting, a reasonable time before we begin to print and send proxy materials, in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024.
Our By-laws provide that any stockholder of record wishing to nominate an individual for director or have a stockholder proposal that is not included in our proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 45 days or not more than 75 days prior to the first anniversary of the date when we first mailed proxy materials for the preceding year’s annual meeting to stockholders. In the event, however, that the annual meeting is scheduled to be held more than 30 days before the first anniversary of the preceding year’s annual meeting or more than 30 days after such anniversary date, notice must be delivered not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the board of directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority. In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2024 annual meeting, notice must be submitted by the same deadline as discussed above under the advance notice provision of our By-laws and must include the information in the notice required by our By-laws and by Rule 14a-19(b)(2) under the Securities Exchange Act of 1934, as amended.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
Our nominating and corporate governance committee identifies, evaluates and recommends director candidates to our board of directors for nomination. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to current directors and others for recommendations, meetings to evaluate potential candidates and interviews of selected candidates. The Company does not pay any fees to third parties to identify or evaluate potential nominees.
Our nominating and corporate governance committee will evaluate all such proposed director candidates, including those recommended by security holders in compliance with the procedures established by our nominating and corporate governance committee, in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. When considering a potential candidate for membership on the board of directors, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the board of directors, all facts and circumstances that the nominating and corporate governance committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the nominating and corporate governance committee will recommend that the board select persons for nomination to help ensure that a majority of the board shall be “independent” in accordance with Nasdaq rules and each of its audit, compensation and nominating and corporate governance committees shall be comprised entirely of independent directors; provided, however, in accordance with Nasdaq rules, under exceptional and limited circumstances, if a committee has at least three members, the board may appoint one individual to such committee who does not satisfy the independence standards. The nominating and corporate governance committee may consider whether the nominee, if elected, assists in achieving a mix of board members that represents a diversity of background and experience. The nominating and corporate governance committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.
All security holder recommendations for director candidates must be submitted in writing to our Secretary at Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024, who will forward all recommendations to the nominating and corporate governance committee. All security holder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to security holders in connection with the previous year’s annual meeting. All security holder recommendations for director candidates must include:
•the name and address of record of the security holder,
•a representation that the security holder is a record holder of our securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,
•the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate,
•a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for board membership approved by the board of directors and set forth in the nominating and corporate governance committee charter,
•a description of all arrangements or understandings between the security holder and the proposed director candidate,

•the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the proxy statement, and to serve as a director if elected, and
•any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders wishing to communicate with the board of directors may do so by sending a written communication to any director at the following address: Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the board of directors or certain specified individual directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the director or directors to whom it is addressed.

PROPOSAL 2
APPROVAL OF AN AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
General
Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the “Certificate of Amendment”) to our Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-10 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board of Directors, in its discretion. If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board of Directors that will be specified in the Certificate of Amendment. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate.
The Reverse Stock Split, if implemented, will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock.
Reasons for the Reverse Stock Split
The principal reason for the reverse stock split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.
As previously reported, on July 18, 2023, we received a written notification (the “Notice Letter”) from Nasdaq indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(2), as the closing bid price for our common stock was below the $1.00 per share requirement for the last 30 consecutive business days. The Notice Letter stated that we had 180 calendar days, or until January 15, 2024 (the “Initial Compliance Period”), to regain compliance with the minimum bid price requirement. To regain compliance with the minimum bid price requirement, the closing bid price of our common stock must be at least $1.00 per share for a minimum of 10 consecutive trading days during this 180-day compliance period, unless the Nasdaq staff exercises its discretion to extend this period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).
On January 16, 2024, Nasdaq notified us in writing that while we had not regained compliance with the Bid Price Rule, we are eligible for an additional 180-day compliance period, or until July 15, 2024, to regain compliance with the Bid Price Rule. Nasdaq’s determination was based on us having met the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market, with the exception of the bid price requirement, and on our written notice to Nasdaq of our intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.
The Board of Directors has considered the potential harm to the Company and our stockholders should Nasdaq delist our Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.

We believe that our best option to meet Nasdaq’s $1.00 minimum bid price requirement before the end of the any extension period we may be granted by the Panel is to effect the Reverse Stock Split to increase the per-share trading price of our Common Stock. Given the volatility and fluctuations in the capital markets, the likelihood of our stock price increasing to meet the Nasdaq listing requirements within any additional extension period without the Reverse Stock Split cannot be determined and we may have to take additional actions to comply with Nasdaq requirements.
In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.
Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.
We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.
We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.
The Board of Directors believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board of Directors (or any authorized committee of the Board of Directors) may consider, among other things, factors such as:
•the historical trading price and trading volume of our Common Stock;
•the number of shares of our Common Stock outstanding;
•the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;
•the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•the continued listing requirements of Nasdaq; and
•prevailing general market and economic conditions.
The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.
Reverse Stock Split Amendment to the Charter
If the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it, the following paragraph shall be added after subsection (A) of ARTICLE IV of the Charter:
“Upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each _______ shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
The Certificate of Amendment attached hereto as Appendix B reflects the changes that will be implemented to our Restated Certificate of Incorporation if the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it.
Principal Effects of the Reverse Stock Split
If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.
By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and ten (10), with the exact number to be determined by the Board of Directors, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.
As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares,” below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be listed on The Nasdaq Capital Market, under the symbol “KPRX,” although it would receive a new CUSIP number.
Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two and ten, depending on the exchange ratio selected by the Board of Directors.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Delaware (the “effective time”). The Board of Directors will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board of Directors has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, to a cash payment in lieu thereof. The cash payment will be based on the closing price of the Common Stock, as reported by Nasdaq, on the last trading day prior to the effective date of the Reverse Stock Split.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Risks Associated with the Reverse Stock Split
We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:
•The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or the Company may fail to meet the other requirements for continued listing on Nasdaq, resulting in the delisting of our Common Stock.

•Although the Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.
•The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from The Nasdaq Capital Market.
•The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
Book-Entry Shares
If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our Common Stock owned in book-entry form.
Certificated Shares
As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plan
As of the Record Date, there were outstanding stock options to purchase an aggregate of 803,570 shares of our Common Stock with a weighted average exercise price of $3.97 per share, and warrants to purchase an aggregate of 71,042,572 shares of common stock with a weighted average exercise price of $0.84 per share. When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including one-half and one-tenth the number currently covered, and the exercise or conversion price per share will be increased by between and including two and ten times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.
In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under the Company’s equity incentive plan and employee stock purchase plan will be proportionately adjusted by the Compensation Committee for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the Compensation Committee will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.
Accounting Matters
The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.
Effect on Par Value
The proposed amendment to our Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01 per share.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Dissenters’ Appraisal Rights
Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.
Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock but does not purport to be a complete analysis of all potential tax effects. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.
This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•an individual who is a citizen or resident of the United States;
•a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.
Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
Exchange Pursuant to Reverse Stock Split
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
Cash in Lieu of Fractional Shares
A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.

Information Reporting and Backup Withholding
A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. Holder of our Common Stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Certificate of Amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split of our Common Stock.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL NO. 2 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3
APPROVAL OF AN AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000
Our Restated Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock, par value $0.01 per share. On March 14, 2024, our Board of Directors approved a proposal to amend our Restated Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue from 50,000,000 shares to 150,000,000 shares, subject to stockholder approval.
Our Board of Directors believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders in order to give the Company more flexibility in considering the planning for and responding quickly to future corporate needs, including, but not limited to, capital raising transactions, grants under equity compensation plans, stock splits, potential strategic transactions, including mergers, acquisitions, stock dividends and other general corporate transactions. If the authorization of an increase in the available Common Stock is not approved, the delay and expense incident to obtaining future approval of stockholders could impair our ability to address those corporate needs.
As of March 15, 2024, of the 50,000,000 currently authorized shares of Common Stock, 26,256,197 were issued and outstanding. Additionally, 23,345,827 shares were reserved for issuance under our 2014 Equity Incentive Plan, our Employee Stock Purchase Plan and pursuant to the conversion of shares underlying preferred stock and the exercise of outstanding warrants.
Based on these issued and reserved shares of Common Stock, we currently have 397,976 shares of Common Stock remaining available for issuance in the future for other corporate purposes.
Text of the Amendment
Our Board of Directors proposes to amend subsection (A) of Article IV of our Restated Certificate of Incorporation so that it would read in its entirety as follows:
“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 160,000,000, consisting of 150,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”
The Certificate of Amendment attached hereto as Appendix C reflects the changes that will be implemented to our Restated Certificate of Incorporation if this Proposal No. 3 is approved by the stockholders.
Purpose of the Amendment
Our Board of Directors is recommending this increase in the authorized Common Stock primarily to have additional shares available for use as our Board of Directors deems appropriate or necessary. As such, the primary purpose of the proposed amendment is to provide us with greater flexibility with respect to managing our Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board of Directors.
As further described in Proposal 6, on January 31, 2024, we entered into a securities purchase agreement with institutional investors, pursuant to which we sold to the investors (i) 15,800,000 shares Common Stock (ii) pre-funded Common Stock purchase warrants to purchase an aggregate of up to 11,354,237 shares of Common Stock at an exercise price of $0.0001 per share, (iii) Tranche A Common Stock purchase warrants to purchase up to 24,687,295 shares of Common Stock at an exercise price of $0.6076 per share (“the Tranche A Warrants”), and (iv) Tranche B Common Stock purchase warrants to purchase up to 24,687,295 shares of Common Stock at an exercise price of $0.6076 per share (the “Tranche B Warrants”). Pursuant to the securities purchase agreement, we agreed to seek shareholder approval to allow the issuance of the shares of Common Stock underlying the Tranche A Warrants and the Tranche B Warrants, as contemplated by Proposal No. 4, and to increase the number of authorized shares of Common Stock sufficient for the issuance of the shares of Common Stock underlying the Tranche A Warrants and the Tranche B Warrants, as contemplated by this Proposal No. 3.
The newly authorized shares of Common Stock would be issuable for any proper corporate purpose including flexibility in considering the planning for future corporate needs, including, but not limited to, capital raising transactions, grants under equity compensation plans, stock splits, potential strategic transactions, including mergers, acquisitions, stock dividends and other general corporate transactions.
Our Board of Directors has determined that having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization.
Rights of Additional Authorized Shares
Any authorized shares of Common Stock, if and when issued, would be part of the Company’s existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Current stockholders do not have pre-emptive rights with respect to Common Stock, nor do they have cumulative voting rights. Should the Board of Directors issue additional shares of Common Stock, existing Stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of the Company’s then outstanding Common Stock could be reduced.
Potential Adverse Effects of Amendment
Future issuances of Common Stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting power and interest of current Stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company.
Effectiveness of Amendment
If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If the proposed amendment is not approved by the Company’s Stockholders, the number of authorized shares of Common Stock will remain unchanged.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such amendment is required for the approval of the proposed amendment to our Restated Certificate of Incorporation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL NO. 3 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 4
APPROVAL OF AN AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO ADJUST VOTING REQUIREMENTS FOR CERTAIN FUTURE AMENDMENTS
On March 14, 2024, our Board of Directors approved a proposal, subject to stockholder approval, to amend our Restated Certificate of Incorporation to adjust the voting requirements for certain future amendments relating to (i) reverse stock splits, and (ii) increases or decreases to the authorized shares of common stock, in each case to reflect recent adoption of Section 242(d)(2) of the Delaware General Corporation Law (the “DGCL”).
Our Board of Directors believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders in order to align the voting thresholds for the matters described above with Section 242(d)(2) of the DGCL and to reduce the potential expense and time required to implement reverse stock splits and increases or decreases in authorized shares to the extent required in the future.
Text of the Amendment
Our Board of Directors proposes to amend Article IX of our Restated Certificate of Incorporation to add the following sentence at the end of such Article:
“Notwithstanding the foregoing sentence and any other provisions to the contrary contained in this Restated Certificate of Incorporation or the Bylaws, any amendment to this Certificate of Incorporation that relates to the matters set forth in Section 242(d)(2) of the GCL shall, so long as the conditions of Section 242(d)(2)(A) are satisfied, only require the vote of stockholders as set forth in Section 242(d)(2) of the GCL.”
The Certificate of Amendment attached hereto as Appendix D reflects the changes that will be implemented to our Restated Certificate of Incorporation if this Proposal No. 4 is approved by the stockholders.
Purpose of the Amendment
Our Board of Directors is recommending this amendment to the voting thresholds required for reverse stock splits and increases or decreases in our authorized shares of stock in order to reduce the potential expense and time required to obtain stockholder approval for such amendments if they are required in the future. Currently, our Restated Certificate of Incorporation requires the affirmative vote of the majority of the outstanding shares of Common Stock for these amendments. Consequently, these amendments currently require a significantly higher voting threshold than most other proposals, which generally require the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy and entitled to vote on the proposal. The higher voting thresholds for reverse stock splits and increases or decreases to authorized shares of stock may require us to engage proxy solicitors to help solicit the requisite votes or, in the event that we are not able to reach the required thresholds, could result in such proposals either not receiving shareholder approval or requiring the adjournment of the meeting for further solicitation. In the future we may need to implement reverse stock splits, such as the reverse stock split contemplated by Proposal No. 2, in order to comply with Nasdaq continued listing requirements. Our ability to conduct equity offerings, to offer equity incentives to our directors, officers and employees, and to engage in strategic transactions may also require us to increase our authorized shares of stock. By adjusting the voting thresholds for reverse stock splits and increases or decreases in authorized shares of stock, our charter will be aligned with Section 242(d) of the DGCL and may allow us to reduce the time and cost of obtaining stockholder approval for any such amendments to the extent they are required in the future.

Effects of the Amendment
If the proposed Amendment is approved, our Restated Certificate of Incorporation will, consistent with Section 242(d)(2) of the DGCL: (i) allow reverse stock splits to be approved by the affirmative vote of a majority of the votes cast that are entitled to vote thereon, and (ii) allow approval of an increase or decrease in the number of authorized shares by the affirmative vote of a majority of the votes cast that are entitled to vote thereon, as well as the affirmative vote of a majority of votes cast of the class of stock that is being increased or decreased. The reduced voting thresholds permitted by Section 242(d)(2) of the DGCL will only apply to the extent the applicable class of stock is listed on a national securities exchange immediately before the charter amendment’s effective date and the Company will meet exchange listing requirements regarding the minimum number of shareholders immediately after the amendment’s effective date.
If the proposed amendment is not approved by the Company’s Stockholders, amendments to our Restated Certificate of Incorporation to effect reverse stock splits or increases or decreases to authorized shares of stock will continue to require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon.
Effectiveness of Amendment
If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting.
Vote Required
The affirmative vote of two-thirds of the outstanding shares of Common Stock entitled to vote on such amendment is required for the approval of the proposed amendment to our Restated Certificate of Incorporation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO ADJUST VOTING REQUIREMENTS FOR CERTAIN FUTURE AMENDMENTS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL NO. 4 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 5
APPROVAL OF THE KIORA PHARMACEUTICALS, INC. 2024 EQUITY INCENTIVE PLAN
Overview
We are proposing that our stockholders approve the Kiora Pharmaceuticals, Inc. 2024 Equity Incentive Plan, which we refer to as the 2024 Plan. Our board of directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability, which is vital to our future success, and to align our employees’ compensation with building shareholder value. Our 2024 Plan is an integral part of this strategy. The 2024 Plan is designed to attract, motivate and retain employees, directors and consultants of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders.
Our 2014 Equity Incentive Plan, as amended, which we refer to as the 2014 Plan, was originally adopted by our board of directors on April 24, 2014 and has a ten year term that expires on April 24, 2024. The adoption of the 2024 Plan is necessary not only to retain current employees but also to attract new talent as we grow, and the approval of the 2024 Plan is therefore critical to our long-term success.
On March 14, 2024, the board of directors approved the 2024 Plan, subject to stockholder approval.
The 2024 Plan includes an “evergreen” provision. Under the evergreen provision, the maximum number of shares of stock available for grant and issuance under the 2024 Plan will increase on January 1 of each year during the term of the plan by a number of shares of common stock equal to the lesser of (i) 4% of the shares of common stock outstanding on December 31 of the prior year, or (ii) the number of shares determined by our board of directors.
Our board of directors believes that the adoption of the 2024 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders of the 2024 Plan. Stock options and other stock-based incentive awards are given to the employees, officers, directors and consultants of our Company upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide our employees with a proprietary interest in our Company, thereby stimulating their commitment on our behalf and strengthening their desire to remain with us. Our board of directors anticipates that this direct stake in the future success of our Company also assures a closer alignment of the interests of employees with those of our stockholders.
If we cannot adopt a new equity incentive plan to replace the 2014 Plan, it could have a negative impact on our ability to retain and attract key employees. Accordingly, we are seeking stockholder approval of the 2024 Plan. In the event that the 2024 Plan is not approved by stockholders, we will not be able to grant any new awards under the 2014 plan after it terminates.
2024 Equity Incentive Plan Highlights
Some of the key features of the 2024 Plan that reflect our commitment to effective management of incentive compensation are as follows:
•    No Liberal Share Recycling. The 2024 Plan provides that only shares covering awards that are canceled, forfeited or terminated without issuance of the full number of shares of Common Stock to which the award is related will again be available for issuance under the 2024 Plan. The following shares will not be added back to the aggregate plan limit: (i) shares subject to an award not delivered to a participant because the award is exercised through a reduction of shares subject to the award, (ii) if a stock appreciate right is settled in shares, the number of shares subject to the stock appreciate right that are not delivered to the participant upon such settlement, (iii) shares subject to an award not delivered to a participant because such shares are withheld to satisfy tax withholding obligations related to the award or are applied to pay the exercise price of an option or stock appreciate right, (iv) shares tendered by a participant to pay the exercise price of an option or stock appreciate right, or (v) shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of an option.
•    No Repricing or Cash Buyouts. Stock option and stock appreciation right repricing (including reducing the exercise price of stock options or replacing an award with cash or another award type) is prohibited without stockholder approval under the 2024 Plan.
•    No Dividends on Unvested Restricted Shares or Restricted Stock Units. Under the 2024Plan, holders of unvested restricted stock or restricted stock units will not have any rights to receive dividends with respect to those awards.
•    Minimum Vesting Period. Generally, all awards will have a minimum vesting period of at least one year, subject to an exception of 5% of the aggregate shares authorized for grant under the 2024 Plan and certain other limited exceptions as described below and in the 2024 Plan.
•    Awards Subject to Forfeiture or Clawback. Awards under the 2024 Plan will be subject to clawback pursuant to the terms of our Clawback Policy.
•    No Automatic “Single Trigger” Vesting. The 2024 Plan does not contain an automatic single-trigger vesting provision that would accelerate awards solely upon a change in control.
Overhang
As of March 15, 2024, outstanding awards under 2014 Plan covered 1,020,358 shares, which represented approximately 4% of our outstanding shares of common stock as of that date. If the 2024 Plan is approved, the 5,000,000 newly authorized shares requested would represent, as of March 15, 2024, 19% of our outstanding shares of common stock, 13% of our outstanding shares of common stock plus shares of common stock underlying pre-funded warrants, and 5% of our fully diluted common stock, assuming the exercise of all outstanding warrants and stock options and the conversion of all outstanding shares of preferred stock.
Overhang is calculated as the total of (a) shares underlying outstanding awards plus shares of common stock available for issuance under future equity awards, divided by (b) the total shares of common stock outstanding plus shares underlying outstanding awards plus shares available for issuance under future equity awards. The number of shares available for issuance under future equity awards excludes the 492,254 shares available for grant under the 2014 Plan because, upon approval of the 2024 Equity Incentive Plan, no further shares will be granted as awards under the 2014 Plan and the remaining shares reserved under the 2014 Plan will be cancelled.
No further shares will be granted as awards under the 2014 Plan after April 24, 2024. The following table includes information regarding outstanding equity awards and shares available for future awards under the 2014 Plan as of March 15, 2024.

Total shares of common stock available for grant under the 2014 Plan	492,254
Total number of outstanding options	803,570
Weighted average exercise price of outstanding options	$3.97
Weighted average remaining term of outstanding options (years)	9.33
Total shares underlying outstanding unvested restricted stock and RSUs	216,788
Total shares of common stock outstanding	26,256,197

Based solely on the closing price of our common stock as reported on The Nasdaq Capital Market on March 14, 2024, the maximum aggregate market value of the 5,000,000 shares that could potentially be issued under the 2024 Plan is approximately $3.12 million. The shares available for issuance by us under the 2024 Plan will be authorized but unissued shares.

The following description of certain features of the 2024 Plan, is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2024 Plan that is attached hereto as Appendix A.
Summary of the 2024 Plan
The 2024 Plan will be administered by our compensation committee.
Share Reserve. The number of shares available for future awards under the 2024 Plan as of the date of the Annual Meeting will be the sum of (1) 5,000,000, and (2) any shares subject to outstanding awards under the 2014 Plan that are terminated, canceled, surrendered or forfeited. The number of shares reserved for issuance under the 2024 Plan will be increased automatically on January 1 of each year during the term of the plan by a number equal to the smallest of:
•4% of the shares of common stock outstanding on December 31 of the prior year; or
•    the number of shares determined by our board of directors.
In general, if awards under the 2024 Plan are forfeited, terminate, or expire for any reason before being exercised or settled in full, then such shares will again become available for awards. If restricted shares or shares issued upon exercise of options are reacquired by us pursuant to a forfeiture provision or, subject to the limitations on repricings in the 2024 Plan, a repurchase right at no greater than their original exercise or purchase price (if any), then such shares shall again become available for issuance under the 2024 Plan. Further, to the extent an award is settled in cash rather than shares, the cash settlement shall not reduce the number of shares available for issuance under the 2024 Plan.
Notwithstanding the foregoing, the following shares shall not again become available for issuance under the 2024 Plan: (i) shares subject to an award not delivered to a participant because the award is exercised through a reduction of shares subject to the award, (ii) if a SAR is settled in shares, the number of shares subject to the SAR that are not delivered to the participant upon such settlement, (iii) shares subject to an award not delivered to a participant because such shares are withheld to satisfy tax withholding obligations related to the award or are applied to pay the exercise price of an option or SAR, (iv) shares tendered by a participant to pay the exercise price of an option or SAR, or (v) shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of an option.
In addition, the number of shares that we may issue under the 2024 Plan will not be reduced by the number of shares subject to any awards we grant in substitution or assumption of any outstanding awards that were previously issued by a corporation acquired by us, provided that shares subject to any award that is assumed or substituted by us will not again become available for grant to the extent the assumed or substituted award is later forfeited, expired or settled in cash.
Administration. Our compensation committee will administer the 2024 Plan. The committee will have complete discretion to make all decisions relating to the 2024 Plan and outstanding awards, including interpreting the 2024 Plan and modifying outstanding awards.
Eligibility. Employees, non-employee directors and consultants who provide services to us or our subsidiaries will be eligible to participate in our 2024 Plan.
Types of Award. Our 2024 Plan provides for the following types of awards:
•incentive and nonstatutory stock options;
•    stock appreciation rights;
•restricted stock awards;
•restricted stock units;
•    performance cash awards; and
•    other awards.

Incentive Stock Option Limit. No more than 5,000,000 shares of our common stock may be issued under the 2024 Plan upon the exercise of incentive stock options.
Performance Cash Award Limit: No participant shall be paid more than $6,000,000 in cash in any fiscal year pursuant to performance cash awards.
No Repricings. Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless stockholder approval is obtained, neither the compensation committee nor any other person may decrease the exercise price for any outstanding option or stock appreciation right after the date of grant nor cancel or allow an optionee to surrender an outstanding option or stock appreciation right to us as consideration for the grant of a new option or stock appreciation right with a lower exercise price or the grant of another type of award the effect of which is to reduce the exercise price of any outstanding option or stock appreciation right or take any other action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations of Nasdaq.
Minimum Vesting Requirements. No award will be granted with a lapse of any vesting obligations earlier than at least one year following the date of grant. Notwithstanding the foregoing, the compensation committee may grant up to a maximum of five percent of the aggregate number of shares available for issuance under the 2024 Plan (subject to certain equitable adjustments), without regard to the minimum vesting requirement, and the minimum vesting requirement does not apply to (i) any substitute awards (as defined in the 2024 Plan), (ii) awards to directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) the compensation committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change-in-control, in the terms of the award or otherwise.
Clawback and Recoupment. Awards under the 2024 Plan will be subject to recovery or “clawback” by the Company in accordance with our Clawback Policy.
Options and Stock Appreciation Rights. The exercise price for options granted under the 2024 Plan may not be less than 100% of the fair market value of our common stock on the grant date.
Optionees may pay the exercise price in cash or, with the consent of the compensation committee and as set forth in the applicable agreement:
•with shares of common stock that are already owned;
•    by an immediate sale of the shares acquired through a broker approved by us;
•through a net exercise procedure; or
•by other methods permitted by applicable law.
A participant who exercises a stock appreciation right receives the increase in value of our common stock over the base price. The base price for stock appreciation rights may not be less than 100% of the fair market value of our common stock on the grant date. The settlement value of a stock appreciation right may be paid in cash or shares of common stock or a combination of both.
Options and stock appreciation rights vest at the time or times determined by the compensation committee. Options and stock appreciation rights also expire at the time determined by the compensation committee but in no event more than 10 years after they are granted. These awards generally expire earlier if the participant’s service terminates earlier. No participant may be granted stock options and stock appreciation rights covering more than shares during any single fiscal year, other than to a new employee in the fiscal year in which service commences.
Restricted Shares. Restricted shares may be granted under the 2024 Plan in consideration for (a) cash, (b) property, (c) past or future services rendered to us or our affiliates, (d) subject to the limitation on repricings in the 2024 Plan, cancellation of other equity awards, (e) promissory notes or (f) any other form of legal consideration approved by the Administrator. Restricted shares may be subject to vesting, which is tied to service, attainment of performance goals, or a combination of both, as determined by the compensation committee. Recipients of restricted shares generally have all of the rights of a stockholder with respect to those shares, including voting rights, except that no dividends or dividend equivalents will not accrue or be paid with respect to unvested restricted shares.
Restricted Stock Units. Restricted stock units, or RSUs, may be granted under the 2024 Plan for no consideration. In general, RSUs awards will be subject to vesting, which may be tied to length of service, attainment of performance goals, or a combination of both, as determined by the compensation committee. Settlement of RSUs may be made in the form of cash, shares or a combination thereof, as determined by the compensation committee. Recipients of RSUs generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled.
Performance Cash Awards. Performance cash awards may be granted under the 2024 Plan. Performance cash awards will be subject to the attainment of performance goals and may be subject to vesting that is tied to length of service. The compensation committee will determine the performance goals and other terms and conditions of performance cash awards.
Performance goals for the grant or vesting of awards under the 2024 Plan include earnings (before or after taxes); earnings per share; earnings before interest, taxes, depreciation and amortization; total stockholder return; stockholders equity or return on equity or average stockholders’ equity; return on assets, investment or capital employed; operating income; gross margin; operating margin; net operating income (before or after taxes); return on operating revenue; specified levels or changes in sales or revenue; expense or cost reduction; working capital; economic value added; market share; cash flow; operating cash flow; cash flow per share; share price; debt reduction; customer satisfaction; contract awards or backlog; or other objective corporate or individual strategic or individual performance goals. Additionally, the compensation committee may select other measures of performance.
Other Awards. The compensation committee may grant other awards based in whole or in part by reference to shares of our Common Stock and may grant awards under other plans and programs that will be settled with shares issued under the 2024 Plan. The compensation committee will determine the terms and conditions of any such awards.
Corporate Transactions. In the event we are a party to a merger, consolidation or a change in control transaction, outstanding awards granted under the 2024 Plan, and all shares acquired under the plan, will be subject to the terms of the definitive transaction agreement (or, if there is no such agreement, as determined by our compensation committee. Unless an award agreement provides otherwise, such treatment shall include (without limitation) any of the following with respect to each outstanding award:
•the continuation, assumption or substitution of an award by us or the surviving entity or its parent;
•    the cancellation of options and stock appreciation rights without payment of any consideration;
•the cancellation of the awards in exchange for a payment equal to the product of the number of shares subject to the award multiplied by the excess, if any, of the per stock value of property that a holder of our common stock receives in the transaction over (if applicable) the exercise price of such award. Such payments may be subject to vesting based on a participant’s continued service; or
•    the assignment of any repurchase, forfeiture or reacquisition rights in favor of us to the surviving entity or its parent.
The compensation committee has the discretion to provide that an award granted under the 2024 Plan will vest on an accelerated basis if a change in control of our company occurs or if the participant is subject to an involuntary termination, either at the time such award is granted or afterward.
A change in control includes:

•our merger or consolidation with or into another entity after which our stockholders own 50% or less of the voting power of the stock of the surviving entity or its parent;
•    a sale or other disposition of all or substantially all of our assets; or
•an acquisition of more than 50% of our outstanding voting stock by any person or group.
The compensation committee is not required to treat all awards, or portions thereof, in the same manner.
Changes in Capitalization. In the event that there is a change in the capital structure of our common stock, such as a stock split, reverse stock split, or dividend paid in common stock, proportionate adjustments will automatically be made to the kind and maximum number of shares:
•reserved for issuance under the 2024 Plan;
•    by which the share reserve may increase automatically each year;
•that may be issued upon the exercise of incentive stock options; and
•    covered by each outstanding option, stock appreciation right and stock unit, the exercise price applicable to each outstanding option and stock appreciation right, and the repurchase price, if any, applicable to restricted shares.
In the event that there is a declaration of an extraordinary dividend payable in a form other than our common stock in an amount that has a material effect on the price of our common stock, a recapitalization, a spin-off or a similar occurrence, the compensation committee may make such adjustments as it deems appropriate, in its sole discretion, to one or more of the foregoing.
Amendments or Termination. Our board of directors may amend or terminate the 2024 Plan at any time and for any or no reason. If not terminated earlier by our board of directors, the 2024 Plan will automatically terminate on the 10th anniversary of the later of (i) the date our board of directors approved the 2024 Plan or (ii) the date when our board of directors approved the most recent increase in the number of shares reserved under the 2024 Plan that was also approved by our stockholders. If our board of directors amends the 2024 Plan, it does not need to ask for stockholder approval of the amendment unless applicable law so requires. The termination or amendment of the 2024 Plan will not affect any award previously granted.
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the 2024 Plan. It does not describe all federal tax consequences under the 2024 Plan, nor does it describe state or local tax consequences.
Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the options are “nonqualified” and generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Stock Appreciation Rights. The recipient of a grant of stock appreciation rights will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a stock appreciation rights, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, we will be entitled to a corresponding deduction, equal to the amount of income realized, subject to the limitations of Section 162(m) of the Code for covered employees.
Restricted Stock. A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.
Restricted Stock Units. A participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of restricted stock units. Upon the delivery to a participant of Common Stock or cash in respect of restricted stock units, a participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, generally we will be entitled to a tax deduction in the same amount. Upon disposition of any shares acquired through a restricted stock unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.
Performance Cash Awards and Other Types of Awards. With respect to performance cash awards and other awards under the 2024 Plan generally when the participant receives payment with respect to an award, the amount of cash and fair market value the stock or of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.
Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions. As a result of Section 162(m) of the Code (as amended by the Tax Cuts and Jobs Act of 2017), our deduction for certain awards under the 2024 Plan may be limited to the extent that any covered employee, including the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table, receives compensation in an applicable year in excess of $1 million, including performance-based compensation.
New Plan Benefits
No grants have been issued with respect to the additional shares to be reserved for issuance under the 2024 Plan. The number of shares that may be granted to our Chief Executive Officer, executive officers, non-employee directors (other than the automatically granted awards) and non-executive officers under the 2024 Plan is not determinable at this time, as such grants are subject to the discretion of the compensation committee. Information about the non-qualified stock options automatically granted to non-employee directors can be found herein under the heading “Director Compensation.” The following table provides information with respect to the number of shares granted under the 2014 Plan for the fiscal year ended December 31, 2023 to our current executive officers, directors who are not executive officers, and employees during that period. Information about the number of shares granted to our named executive officers can be found herein under the heading “Outstanding Equity Awards at 2023 Fiscal Year End.”

Name and Position	Number of Shares Underlying Awards
Brian M. Strem, Ph.D. – President and Chief Executive Officer	251,000
Eric J. Daniels, MD, MBA – Chief Development Officer	213,500
Melissa Tosca – Executive Vice President of Finance	94,000
All executive officers as a group	558,500
All directors who are not executive officers, as a group	81,000
Employees as a group (excluding executive officers)	314,700
Total	954,200
Reference is hereby made to the “Equity Compensation Plan Information” table on page 31 of this Proxy Statement which is incorporated by reference into this Proposal No. 5 and provides certain details on our current plans.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval of the 2024 Plan.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2024 PLAN. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE 2024 PLAN UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 6
APPROVAL OF THE ISSUANCE OF UP TO 49,374,590 SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS
General
We are asking stockholders to approve the issuance of shares of our Common Stock upon the exercise of Tranche A Warrants and Tranche B Warrants issued in a private placement completed in February 2024, as contemplated by Nasdaq Listing Rule 5635, as described in more detail below.
On January 31, 2024, we entered into a securities purchase agreement with institutional investors, pursuant to which we sold to the investors (i) 15,800,000 shares Common Stock (ii) pre-funded Common Stock purchase warrants to purchase an aggregate of up to 11,354,237 shares of Common Stock at an exercise price of $0.0001 per share, (iii) Tranche A Warrants to purchase up to 24,687,295 shares of Common Stock, and (iv) Tranche B Warrants to purchase up to 24,687,295 shares of Common Stock. Pursuant to the securities purchase agreement, we agreed to seek shareholder approval to allow the issuance of the shares of Common Stock underlying the Tranche A Warrants and the Tranche B Warrants, as contemplated by this Proposal 4, and to increase the number of authorized shares of Common Stock sufficient for the issuance of the shares of Common Stock underlying the Tranche A Warrants and the Tranche B Warrants, as contemplated by Proposal 3. The private placement was conducted to support our operations, including for clinical trials, for working capital and for other general corporate purposes.
The net proceeds to us from the private placement were approximately $13.8 million after payment of the estimated offering expenses and placement agent fees and commissions. We closed the private placement on February 5, 2024.
Description of Warrants
The Warrants will be exercisable upon (i) receipt or shareholder approval allowance their issuance as contemplated by this Proposal 6, and (ii) our filing an amendment to our restated certificate of incorporation to increase the authorized shares of Common Stock in an amount sufficient to permit the exercise in full of the Tranche A Warrants and Tranche B Warrants following stockholder approval of such increase, as contemplated in Proposal 3. We have agreed to hold a stockholder meeting to approval those proposals. In the event that we are unable to obtain stockholder approvals to permit the exercise of the Tranche A Warrants and Tranche B Warrants and to effect an increase in our authorized shares of common stock, the Tranche A Warrants and Tranche B Warrants will not be exercisable and will have no value.
The Tranche A Warrants will expire on the earlier of (i) the five year anniversary of issuance and (ii) 30 days after we announce topline data from a Phase 2 clinical trial (ABACUS-2) of KIO-301 in retinitis pigmentosa (RP) and, following such announcement, the daily volume weighted average price of our Common Stock equals or exceeds $1.1048 for 30 consecutive trading days. The Tranche B Warrants will expire on the earlier of (i) the five year anniversary of issuance and (ii) 30 days after we announce topline data from a Phase 2 clinical trial of KIO-104 for treatment in posterior non-infectious uveitis and, following such announcement, the daily volume weighted average price of our Common Stock equals or exceeds $1.3810 for 30 consecutive trading days. To the extent that the exercise of a Tranche A Warrant or Tranche B Warrant would result in the holder beneficially owning greater than 4.99% (or, at the election of the holder, greater than 9.99%) of our Common Stock immediately following such exercise, the holder will instead receive pre-funded warrants in the form appended to the Tranche A Warrants and Tranche B Warrants. At any time when a registration statement covering the issuance of the shares of common stock issuable upon exercise of the Warrants is not effective, the holder may, at its option, exercise its Warrants on a cashless basis. When exercised on a cashless basis, a portion of the Warrants is cancelled in payment of the purchase price payable in respect of the number of shares of our common stock purchasable upon such exercise.
The exercise price of common stock purchasable upon exercise of the Tranche A Warrants and Tranche B Warrants is $0.6076 per share. The exercise price and the number of shares issuable upon exercise of the Tranche A Warrants and Tranche B Warrants is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting our common stock. Holders of the Tranche A Warrants and Tranche B Warrants are entitled to participate in any subsequent rights offering or distribution of our assets on an as-if-exercised basis. The Tranche A Warrants and Tranche B Warrants may be transferred at the option of the holder upon surrender of the warrants with the appropriate instruments of transfer.
We do not plan on making an application to list the Tranche A Warrants and Tranche B Warrants on The Nasdaq Capital Market, any national securities exchange or other nationally recognized trading system. Our common stock underlying the Tranche A Warrants and Tranche B Warrants is listed on The Nasdaq Capital Market.
Except as otherwise provided in the Tranche A Warrants and Tranche B Warrants (such as the rights described above of a warrant holder upon our sale or grant of any rights to purchase stock, warrants or securities or other property to our stockholders on a pro rata basis) or by virtue of such holder’s ownership of shares of our Common Stock, the holders of the Tranche A Warrants and Tranche B Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise their warrants.
No fractional shares of common stock will be issued upon the exercise of the Tranche A Warrants or Tranche B Warrants. Rather, the number of shares of common stock to be issued will be rounded up to the nearest whole number, or, at our election, we may pay cash to such holder in an amount equal to the fraction of a share multiplied by the exercise price.
Purpose of Proposal No. 6
Our Common Stock is listed on The Nasdaq Capital Stock Market and trades under the ticker symbol “KPRX”. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. In order for the purchase price in the private placement to comply with the Minimum Price requirement under Nasdaq Listing Rule 5635(d), the Tranche A Warrants and Tranche B Warrants are not exercisable until shareholder approval allowing the issuance of the underlying shares of Common Stock is obtained.
Potential Consequences if Proposal No. 6 is Not Approved
The board of directors is not seeking the approval of our stockholders to authorize our entry into the securities purchase agreement, as the issuance and sale of the securities in the private placement has already occurred. The failure of our stockholders to approve this Proposal No. 6 will mean that we cannot permit exercise of the Tranche A Warrants or Tranche B Warrants. Each warrant has an exercise price of $0.6076 per share, and we would realize an aggregate of approximately $30.0 million in gross proceeds if all of the Tranche A Warrants and Tranche B Warrants are exercised. If the Tranche A Warrants and Tranche B Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations and advance the clinical trials for our product candidates.
Potential Adverse Effects of Proposal No. 6
If this Proposal No. 6 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Tranche A Warrants and Tranche B Warrants. Assuming the full exercise of all Tranche A Warrants and Tranche B Warrants, an aggregate of 49,374,590 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to (i) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (ii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.
Interests of Certain Persons
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, as contemplated by Nasdaq Listing Rule 5635, of the issuance of up to 49,374,590 shares of Common Stock upon the exercise of the Tranche A Warrants and Tranche B Warrants.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO 49,374,590 SHARES OF COMMON STOCK UPON THE EXERCISE OF THE TRANCHE A WARRANTS AND TRANCHE B WARRANTS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 6 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 7

NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, the board of directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:
RESOLVED, that the stockholders of Kiora Pharmaceuticals, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2024 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.
We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.
The vote regarding the compensation of our named executive officers described in this Proposal No. 7, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the board of directors. Although non-binding, the board of directors and the compensation committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL NO. 7 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 8

TO RATIFY THE APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the board of directors has appointed Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the board is submitting the appointment of Haskell & White LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of Haskell & White LLP, the audit committee will reconsider the appointment of Haskell & White LLP. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
A representative of Haskell & White LLP is expected to be present telephonically at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL NO. 8 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 24, 2023, the Audit Committee of the Company dismissed the Company’s independent registered public accounting firm, EisnerAmper LLP (“EisnerAmper”).

EisnerAmper’s audit report dated March 23, 2023 on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than the explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021 and subsequent interim periods through the date of dismissal, there have been no: (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EisnerAmper, would have caused them to make reference thereto in their report on the financial statements or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except that EisnerAmper concurred with the Company’s assessment of a material weakness related to the Company’s internal controls over financial reporting.

The Company provided EisnerAmper with a copy of the disclosures required by Item 304(a) contained in our Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that EisnerAmper furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of that letter, dated March 30, 2023, furnished by EisnerAmper in response to that request, stating their agreement with such statements is filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 30, 2023.

Effective March 24, 2023, the Audit Committee appointed Haskell & White LLP (“Haskell & White”) as the Company’s new independent registered public accounting firm. Haskell & White LLP’s engagement will be for the Company’s fiscal year ended December 31, 2023 and related interim periods.

During the years ended December 31, 2022 and 2021, and through March 24, 2023, the Company did not consult Haskell & White LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
Fees for professional services provided by EisnerAmper LLP, our former independent registered public accounting firm, during the fiscal years ended December 31, 2022 and December 31, 2023, in each of the following categories is as set forth in the table below.

	2022	2023
Audit Fees[15]	$404,419	$103,412
Audit-Related Fees[16]	$—	$—
Tax Fees[17]	$—	$—
All Other Fees[18]	$—	$—
Total Fees	$404,419	$103,412

Fees for professional services provided by Haskell & White LLP, our current independent registered public accounting firm, during the fiscal years ended December 31, 2022 and December 31, 2023, in each of the following categories is as set forth in the table below.

	2022	2023
Audit Fees	$—	$208,190
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$—	$208,190

All of the services performed in the years ended December 31, 2022 and 2023 were pre-approved by the audit committee. It is the audit committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The audit committee’s authority to pre-approve non-audit services may be delegated to one or more members of the audit committee, who shall present all decisions to pre-approve an activity to the full audit committee at its first meeting following such decision. In addition, the audit committee considers whether the provision of the non-audit services is compatible with maintaining the independent registered public accounting firm’s independence. For the years ended December 31, 2022 and 2023 there were no non-audit services performed by the independent registered public accounting firm.

15 Audit Fees include fees for services rendered for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, assistance with and review of documents filed with the Securities and Exchange Commission and consents and other services normally provided in connection with statutory and regulatory filings or engagements.
16 Audit-Related Fees would principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.
17 Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with EisnerAmper LLP in 2022 and 2023.
18 All Other Fees would include fees for all other services rendered to us that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees. There were no other fees incurred with EisnerAmper LLP in 2022 and 2023.

PROPOSAL 9
TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT SHARES TO BE VOTED IN FAVOR OF ANY OF THE FOREGOING PROPOSALS AT THE TIME OF THE ANNUAL MEETING
Background of and Rationale for the Adjournment Proposal
The Board believes that, if the number of affirmative votes received from the holders of our common stock are insufficient to approve any of the other Proposals being considered at the Annual Meeting, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve that proposal.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the other applicable Proposals.
Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon have voted against any of Proposal Nos. 1-8 or abstained from voting on such proposals, we could adjourn the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve the adjournment of the Annual Meeting in order to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the other Proposals.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE ANY OF THE OTHER PROPOSALS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 9 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name who share an address may receive only one proxy statement. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024 or by telephone at (858) 224-9600. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS
The board of directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.
OUR ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2023, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND PROVIDES ADDITIONAL INFORMATION ABOUT US. IT IS AVAILABLE ON THE INTERNET AT WWW.KIORAPHARMA.COM AND IT IS AVAILABLE TO BENEFICIAL AND RECORD HOLDERS OF OUR COMMON STOCK AT WWW.PROXYVOTE.COM. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO KIORA PHARMACEUTICALS, INC., 332 ENCINITAS BOULEVARD, SUITE 102, ENCINITAS, CA 92024.
A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

APPENDIX A
KIORA PHARMACEUTICALS, INC.
2024 Equity Incentive Plan
(As Adopted on ____, 2024)
ARTICLE 1. INTRODUCTION.

The Plan was adopted by the Board on March 14, 2024, and will become effective immediately upon its approval by the Company’s stockholders. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), SARs, Restricted Shares, Stock Units, Performance Cash Awards and Other Awards. Capitalized terms used in this Plan are defined in Article 14.
ARTICLE 2. ADMINISTRATION.

2.1 General. The Plan may be administered by the Board or one or more Committees to which the Board (or an authorized Board committee) has delegated authority. If administration is delegated to a Committee, the Committee shall have the powers theretofore assigned to it by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to either the Board or the Administrator shall hereafter also encompass the Committee or subcommittee, as applicable). The Board may abolish the Committee’s delegation at any time and the Board shall at all times also retain the authority it has delegated to the Committee. The Administrator shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

2.2 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.3 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether, when and to what extent an Award has become vested and/or exercisable and whether any performance-based vesting conditions, including Performance Goals have been satisfied, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan. In addition, with regard to the terms and conditions of Awards granted to Service Providers outside of the United States, the Administrator may vary from the provisions of the Plan (other than any requiring stockholder approval pursuant to Article 13) to the extent it determines it necessary and appropriate to do so.

2.4 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all interested parties.

2.5 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 5,000,000 Common Shares; (b) the additional shares described in Article 3.2; and (c) any Common Shares subject to outstanding awards under the Predecessor Plan on or after the Effective Date that subsequently are forfeited, cancelled or expire before being exercised or settled in full and thereupon become available for grant under the Plan pursuant to Article 3.3. The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The Company shall reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2 Annual Increase in Shares. As of the first business day of each fiscal year of the Company during the term of the Plan, commencing on the first day of the Company’s 2025 fiscal year, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the least of (a) four percent (4%) of the total number of Common Shares outstanding on the last calendar day of the prior fiscal year, or (b) a number of Common Shares determined by the Board.

3.3 Shares Returned to Reserve. To the extent that Options, SARs, Stock Units or Other Awards are forfeited, cancelled or expire for any reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision or, subject to Article 5.6 and Article 6.7, repurchase right at no greater than their original exercise or purchase price (if any), then such Common Shares shall again become available for issuance under the Plan. Further, to the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

Notwithstanding the foregoing, the following Common Shares shall not again become available for issuance under this Section 3.3: (i) Common Shares subject to an Award not delivered to a Participant because the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”), (ii) if a SAR is settled in Common Shares, the number of shares subject to the SAR that are not delivered to the Participant upon such settlement, (iii) Common Shares subject to an Award not delivered to a Participant because such Common Shares are withheld to satisfy tax withholding obligations related to the Award or are applied to pay the Exercise Price of an Option or SAR, (iv) Common Shares tendered by a Participant (either through actual delivery or attestation) to pay the Exercise Price of an Option or SAR, or (v) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an Option.

3.4 Awards Not Reducing Share Reserve in Article 3.1. Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.5 Code Section 422 and Other Limits. Subject to adjustment in accordance with Article 9:

(a) No Participant shall be paid more than $6 million in cash in any fiscal year pursuant to Performance Cash Awards granted under the Plan; and

(b) No more than Common Shares plus the additional Common Shares described in Article 3.2 may be issued under the Plan upon the exercise of ISOs.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2 Other Awards. Awards other than ISOs may be granted to both Employees and other Service Providers.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Administrator may provide for accelerated exercisability in the event of the Optionee’s death or disability, or other specified events in the Stock Option Agreement. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant.

5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

5.6 Modification of Options. No modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded) without stockholder approval.

5.7 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;
(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d) Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The Administrator may provide for accelerated exercisability in the event of the Optionee’s death or disability, or other specified events in the SAR Agreement. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.

6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.
6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

6.7 Modification or Assumption of SARs. No modification of a SAR shall, without the consent of the Optionee, materially impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded) without stockholder approval.

ARTICLE 7. RESTRICTED SHARES.

7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards (except to the extent prohibited by Article 5.6 and Article 6.7), full-recourse promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3 Vesting Conditions. Each Award of Restricted Shares shall be subject to vesting and/or other conditions as the Administrator may determine. The Administrator may provide for accelerated exercisability in the event of the holder’s death or disability, or other specified events in the Restricted Stock Agreement. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals.

7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting and other rights as the Company’s other stockholders, unless the Administrator otherwise provides; provided that the Participant shall not have the right to receive dividends or dividend equivalents on any unvested Restricted Shares.

7.5 Modification of Restricted Shares. No modification of a Restricted Shares shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Stock Agreement.

ARTICLE 8. STOCK UNITS.

8.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

8.3 Vesting Conditions. Each Award of Stock Units shall be subject to vesting, as determined by the Administrator. The Administrator may provide for accelerated exercisability in the event of the holder’s death or disability, or other specified events in the Stock Unit Agreement. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals.

8.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, Stock Units awarded under the Plan shall not have the right to receive dividends or dividend equivalents.

8.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in such manner and at such time(s) as specified in the Stock Unit Agreement. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 9.

8.6 Death of Recipient. Any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.
8.7 Modification or Assumption of Stock Units. No modification of a Stock Unit shall, without the consent of the Participant, materially impair his or her rights or obligations under such Stock Unit Agreement.

8.8 Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made to the following:

(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1, 3.2 and 3.5;

(b) The number and kind of shares covered by each outstanding Option, SAR, and Stock Unit; and/or
(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Any adjustment in the number of and kind of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Award:

(a) The continuation of such outstanding Award by the Company (if the Company is the surviving entity);
(b) The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;

(c) The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;

(d) In the case of an Option or SAR, the cancellation of such Award without payment of any consideration. An Optionee shall be able to exercise his or her outstanding Option or SAR, to the extent such Option or SAR is then vested or becomes vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;

(e) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to Options and SARs, followed by cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of the transaction. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation;

(f) The cancellation of the Options and SARs and a payment to the Optionee with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (B) the per-share Exercise Price of the Option or SAR (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Option or SAR as exempt from Code Section 409A. If the Spread applicable to an Option or SAR is zero or a negative number, then the Option or SAR may be cancelled without making a payment to the Optionee;

(g) The cancellation of outstanding Stock Units and a payment to the holder thereof with respect to each Common Share subject to the Stock Unit (whether or not such Stock Unit is then vested) equal to the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction (the “Transaction Value”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Transaction Value. In addition, such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested, and if required under applicable tax rules, such payment may be deferred until the settlement date specified in the Stock Unit Agreement. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. In the event that a Stock Unit is subject to Code Section 409A, the payment described in this clause (g) shall be made on the settlement date specified in the applicable Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

(h) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control in the event of an involuntary termination prior to or following the Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s Service following a transaction.

Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.
ARTICLE 10. OTHER AWARDS.

10.1 Performance Cash Awards. A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous Service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.

10.2 Other Awards. Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of Awards not specifically described herein and may grant awards under other plans or programs, where such awards may be settled in the form of Common Shares issued under this Plan (the “Other Awards”). The Administrator may provide for accelerated exercisability in the event of the holder’s death or disability, or other specified events. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
ARTICLE 11. LIMITATION ON RIGHTS.

11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s Restated Certificate of Incorporation and Third Amended and Restated Bylaws and a written employment agreement (if any).

11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan. For the avoidance of doubt, no dividends or dividend equivalents will be paid or credited to an unvested and unexercised Option or SAR.

11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.

11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator,

Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. In no event may an Award be transferred for any consideration including (without limitation) in exchange for cash or securities.
11.5 Recoupment Policy. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company compensation recoupment and clawback policies that may be adopted and/or modified from time to time (collectively, the “Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

11.6 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

11.7 Minimum Vesting. No Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant. Notwithstanding the foregoing, the Administrator may grant up to a maximum of five percent (5%) of the aggregate number of Common Shares available for issuance under the Plan (subject to adjustment under Article 9), without regard for any limitations or other requirements for exercise or vesting as set forth in this Section 11.7, and the minimum vesting requirement does not apply to (A) any Substitute Awards, (B) Awards to directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (C) the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

ARTICLE 12. TAXES.

12.1 General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.

12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).
12.4 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13. FUTURE OF THE PLAN.

13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the later of (a) the date when the Board adopted the Plan or (b) the date when the Board approved the most recent increase in the number of Common Shares reserved under Article 3 that was also approved by the Company’s stockholders. The Plan shall serve as the successor to the Predecessor Plan, and no further Awards may be made under the Predecessor Plan after the Effective Date.

13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
13.3 Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

ARTICLE 14. DEFINITIONS.

“Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

“Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share award, a Stock Unit award, a Performance Cash Award or an Other Award.

“Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

“Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.

“Change in Control” means:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;
(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.
“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

“Common Share” means one share of the Company’s common stock.

“Company” means Kiora Pharmaceuticals, Inc., a Delaware corporation.

“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

“Effective Date” means the date on which the Company’s stockholders approve the Plan.

“Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

“Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are no longer traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the determination of the Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.

“ISO” means an incentive stock option described in Code Section 422(b).

“NSO” means a stock option not described in Code Sections 422 or 423.

“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

“Optionee” means an individual or estate holding an Option or SAR.

“Outside Director” means a member of the Board who is not an Employee.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means an individual or estate holding an Award.

“Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.

“Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A1. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates.
“Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.

“Plan” means this Kiora Pharmaceuticals, Inc. 2024 Equity Incentive Plan, as amended from time to time.

“Predecessor Plan” means the Company’s 2014 Equity Incentive Plan, as amended.
“Restricted Share” means a Common Share awarded under the Plan.

“Restricted Stock Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

“SAR” means a stock appreciation right granted under the Plan.

“SAR Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means service as an Employee, Outside Director or Consultant.

“Service Provider” means any individual who is an Employee, Outside Director or Consultant, including any prospective Employee, Outside Director or Consultant who has accepted an offer of employment or service and will be an Employee, Outside Director or Consultant after the commencement of their service.

“Stock Award” means any award of an Option, a SAR, a Restricted Share or a Stock Unit under this Plan.

“Stock Option Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

“Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
“Stock Unit Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by the applicable exchange listing standards.

Appendix A1
Performance Criteria
The Administrator may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards:

• Earnings (before or after taxes)	• Sales or revenue
• Earnings per share	• Expense or cost reduction
• Earnings before interest, taxes and depreciation	• Working capital
• Earnings before interest, taxes, depreciation and amortization	• Economic value added (or an equivalent metric)
• Total stockholder return	• Market share
• Return on equity or average stockholders’ equity	• Cash measures including cash flow and cash balance
• Return on assets, investment or capital employed	• Operating cash flow
• Operating income	• Cash flow per share
• Gross margin	• Share price
• Operating margin	• Debt reduction
• Net operating income	• Customer satisfaction
• Net operating income after tax	• Stockholders’ equity
• Return on operating revenue	• Contract awards or backlog
• Objective corporate or individual strategic goals	• Objective individual performance goals
• Other measures of performance selected by the Administrator

APPENDIX B

FORM OF
CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Kiora Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Kiora Pharmaceuticals, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is December 28, 2004, and was amended and restated by the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 18, 2015, as amended by (i) a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 10, 2018 and effective as of that date, (ii) a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on August 28, 2019 and effective as of August 30, 2019, (iii) a Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 25, 2020 and effective as of that date, (iv) a Certificate of Ownership and Merger Merging Kiora Pharmaceuticals, Inc. with and into EyeGate Pharmaceuticals, Inc., which included a change of the name of EyeGate Pharmaceuticals, Inc. to Kiora Pharmaceuticals, Inc., as filed with the Secretary of State of the State of Delaware on November 5, 2021 and effective as of November 8, 2021, and (v) a Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 23, 2022 (as amended and restated, the “Certificate”).

THIRD: The Corporation hereby amends the Certificate as follows:

ARTICLE IV, Subsection (A) of the Certificate is hereby amended by adding the following paragraph at the end of such section:

“Upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each ______ shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: The Certificate of Amendment shall be effective on __________, 2024 at 12:01 am ET.

IN WITNESS WHEREOF, Kiora Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its president and chief executive officer this ____ day of _________, 2024.

KIORA PHARMACEUTICALS, INC.

By:__________________________________
Name:  Brian M. Strem, Ph.D.
Title: President and Chief Executive Officer
B-1

APPENDIX C

FORM OF
CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Kiora Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Kiora Pharmaceuticals, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is December 28, 2004, and was amended and restated by the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 18, 2015, as amended by (i) a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 10, 2018 and effective as of that date, (ii) a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on August 28, 2019 and effective as of August 30, 2019, (iii) a Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 25, 2020 and effective as of that date, (iv) a Certificate of Ownership and Merger Merging Kiora Pharmaceuticals, Inc. with and into EyeGate Pharmaceuticals, Inc., which included a change of the name of EyeGate Pharmaceuticals, Inc. to Kiora Pharmaceuticals, Inc., as filed with the Secretary of State of the State of Delaware on November 5, 2021 and effective as of November 8, 2021, and (v) a Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 23, 2022 (as amended and restated, the “Certificate”).

THIRD: The Corporation hereby amends the Certificate as follows:

The first sentence of ARTICLE IV, Subsection (A) of the Certificate is hereby deleted in its entirety and amended to read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 160,000,000, consisting of 150,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Kiora Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its president and chief executive officer this ____ day of _________, 2024.

KIORA PHARMACEUTICALS, INC.

By:__________________________________
Name:  Brian M. Strem, Ph.D.
Title: President and Chief Executive Officer
C-1

APPENDIX D

FORM OF
CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Kiora Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Kiora Pharmaceuticals, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is December 28, 2004, and was amended and restated by the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 18, 2015, as amended by (i) a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 10, 2018 and effective as of that date, (ii) a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on August 28, 2019 and effective as of August 30, 2019, (iii) a Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 25, 2020 and effective as of that date, (iv) a Certificate of Ownership and Merger Merging Kiora Pharmaceuticals, Inc. with and into EyeGate Pharmaceuticals, Inc., which included a change of the name of EyeGate Pharmaceuticals, Inc. to Kiora Pharmaceuticals, Inc., as filed with the Secretary of State of the State of Delaware on November 5, 2021 and effective as of November 8, 2021, and (v) a Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 23, 2022 (as amended and restated, the “Certificate”).

THIRD: The Corporation hereby amends the Certificate as follows:

ARTICLE IX of the Certificate is hereby amended by adding the following sentence at the end of such section:

“Notwithstanding the foregoing sentence and any other provisions to the contrary contained in this Restated Certificate of Incorporation or the Bylaws, any amendment to this Certificate of Incorporation that relates to the matters set forth in Section 242(d)(2) of the GCL shall, so long as the conditions of Section 242(d)(2)(A) are satisfied, only require the vote of stockholders as set forth in Section 242(d)(2) of the GCL.”

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Kiora Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its president and chief executive officer this ____ day of _________, 2024.

KIORA PHARMACEUTICALS, INC.

By:__________________________________
Name: Brian M. Strem, Ph.D.
Title: President and Chief Executive Officer

KIORA PHARMACEUTICALS, INC
332 ENCINITAS BLVD., SUITE 102
ENCINITAS, CA 92024

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V38724-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KIORA PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III directors, nominated for a three-year term:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Hollander, MD, MBA
02) Erin Parsons

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V38725-TBD

KIORA PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
May 1, 2024 at 10:00 a.m. PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Brian M. Strem, Ph.D. and Melissa Tosca, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of KIORA PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. PT, on May 1, 2024, at the offices of Kiora Pharmaceuticals, Inc. at 332 Encinitas Boulevard, Encinitas, California 92024.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side